                                                                   EXHIBIT 10.29


                               PURCHASE AGREEMENT
                                   FOR PRODUCT
                                     BETWEEN
                               EMC CORPORATION AND
                          BROCADE COMMUNICATIONS, INC.

 CONTENTS                                                                  PAGE
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
   1.0   DEFINITIONS ....................................................... 2
   2.0   SCOPE OF AGREEMENT ................................................ 2
   3.0   TERM AND TERMINATION .............................................. 2
   4.0   INTELLECTUAL PROPERTY RIGHTS....................................... 3
   5.0   PRODUCT DOCUMENTATION ............................................. 4
   6.0   PRICE AND PAYMENT ................................................. 4
   7.0   PURCHASE ORDERS ................................................... 5
   8.0   SHIPPING, DELIVERY AND PACKAGING................................... 5
   9.0   INSPECTION AND ACCEPTANCE.......................................... 7
  10.0   WARRANTY .......................................................... 7
  11.0   PRODUCT SUPPORT ................................................... 8
  12.0   EMC REQUESTED CHANGES ............................................. 8
  13.0   MANDATORY CHANGES ................................................. 9
  14.0   SUPPLIER REQUESTED CHANGES......................................... 9
  15.0   PRODUCT WITHDRAWALS ...............................................10
  16.0   CONTINUITY OF SUPPLY ..............................................10
  17.0   PRODUCT QUALITY ...................................................10
  18.0   REVIEW AND PLANNING MEETINGS.......................................11
  19.0   REPORTS ...........................................................11
  20.0   LIMITATION OF LIABILITY............................................11
  21.0   CONFIDENTIAL INFORMATION & PUBLICITY...............................11
  22.0   INFRINGEMENT ......................................................12
  23.0   FIBRE ALLIANCE MEMBERSHIP..........................................12
  24.0   MISCELLANEOUS PROVISIONS...........................................13
  25.0   ENTIRE AGREEMENT ..................................................14

EXHIBITS
A        PRODUCT AND REPAIR PRICING.........................................
B        PRODUCT SPECIFICATION AND REQUIREMENTS ............................
C        QUALITY ASSURANCE,PRODUCT DEVELOPMENT LIFECYCLE,
         AND ESCALATION PROCEDURES..........................................




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
D        SCHEDULES AND PROGRAM COORDINATION.................................
         ATTACHMENT [*] STANDARD APPROVED
         BY STANDARDS COMMITTEE.............................................

E        SUPPLIER QUALITY PLAN .............................................
F        TECHNICAL SUPPORT .................................................
G        RMA PROCEDURE .....................................................
H        PRODUCT REPAIR ....................................................
I        END-USER SOFTWARE LICENSE AGREEMENT................................
J        DROP SHIP PROCESS .................................................
K        INDEMNITY COUNTRY LIST.............................................
L        ACT AGREEMENT......................................................
X        REGULATORY COUNTRY LISTING.........................................


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                               PURCHASE AGREEMENT


This Agreement, effective as of the date last signed ("Effective Date"), is entered into by and between EMC CORPORATION ("EMC"), a Massachusetts corporation, and BROCADE COMMUNICATIONS, Inc. ("SUPPLIER"), a Delaware corporation.

Now, therefore, the parties agree as follows:

1.0 DEFINITIONS

1.1 "Product(s)" means the items listed in Exhibit A, "Product and Repair Pricing". The parties may add other SUPPLIER products to this Agreement as mutually agreed upon in writing, and upon such agreement, these shall also become "Product(s)" In the event there is a conflict between or among any of the headings set forth in Exhibit A, the following rules of construction shall apply:

EMC's specification, which is referenced by EMC's part number and is attached hereto as Exhibit B and incorporated herein by this reference shall control in the event of conflict with SUPPLIER's part number or description. SUPPLIER's part number is referenced for SUPPLIER's convenience only.

1.2 "Product Support" means support that includes, but is not limited to testing, repair, upgrades, reporting, failure analysis, and closed loop corrective action for both hardware and software.

1.3 "Product Documentation" means SUPPLIER's Product specifications, user manual, diagnostic software documentation, and operations manual.

1.4 "End User" means EMC's customer as delivered through EMC's direct or indirect channel.

1.5 "Year 2000 Compliance" means that the Product shall be capable of creating, storing and processing records for the year 2000 and beyond; the Product shall be capable of managing data involving dates including single-century formulas and multi-century formulas; the Product will recognize the rollover to year 2000 and the fact that the year 2000 is a leap year; the Product will continue to function and operate in accordance with the software specifications including performance specifications and will provide the required output; and the Product will experience no interruptions and no abnormal endings and/or incorrect results caused by the use of said software in the year 2000 and thereafter.

1.6 Day shall mean "Business Day" unless otherwise detailed in this Agreement.

1.7 "EMC Logistics Partner" shall mean a business or company as listed in Exhibit A. The list set of entities set forth on Exhibit A may be amended from time to time upon the mutual written agreement of the parties.

2.0 SCOPE OF AGREEMENT

2.1 SUPPLIER agrees to sell Products and provide Product Support to EMC in accordance with the terms and conditions of this Agreement. This Agreement is non-exclusive and the parties may enter into similar agreements with other parties. EMC [*] any Products or Product Support from SUPPLIER hereunder.


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.



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3.0 TERM AND TERMINATION

3.1 Subject to the provisions of sub-Sections 3.2, 3.3, 3.4 and 3.5 below, the initial term of this Agreement shall be for a period of [*] from the Effective Date. EMC shall have the option to extend this Agreement for successive periods of one (1) year each, subject to negotiated modification, if any, to this Agreement. EMC will give SUPPLIER written notice that it is exercising its option to extend this Agreement no less than [*] days before the expiration of the then-current term; provided, however, that such renewal is subject to SUPPLIER's right to terminate this Agreement effective at the end of the then-current term by providing written notice of its intention to terminate at least [*] days before the expiration of the then-current term.

3.2 EMC may terminate this Agreement at any time, without cause, by giving SUPPLIER at least [*] days prior written notice. Termination of this Agreement will not relieve the parties of any obligations incurred prior to the date of termination.

3.3 In addition to the termination rights specified in sub-Section 3.2, above, either party may immediately terminate this Agreement upon written notice if the other party:

         3.3.1 becomes insolvent or bankrupt, files or has filed against it a petition in bankruptcy, or undergoes a reorganization pursuant to a petition in bankruptcy filed with respect to it; provided that such proceeding is not vacated, dismissed or set aside within [*] days after the date of commencement thereof; or

         3.3.2 is dissolved or liquidated, or has a petition for dissolution or liquidation filed with respect to it; or

         3.3.3 is subject to property attachment, court injunction, or court order which substantially and negatively affects its operations; or

         3.3.4 makes an assignment for the benefit of creditors; or

         3.3.5 ceases to function as a going concern or to conduct its operations in the normal course of business.

3.4 Either party may immediately terminate this Agreement upon written notice if the other party fails to perform any of the material obligations imposed upon it under the terms of this Agreement so as to be in default hereunder and fails to cure such default within [*] days after receiving written notice thereof.

3.5 EMC will, in its sole discretion, have the right to terminate this Agreement and/or any license(s) granted to SUPPLIER by written notice to SUPPLIER, such termination to be effective immediately, if SUPPLIER [*] or attempts to [*] under this Agreement without EMC's prior written consent.

3.6 During the termination notice period, EMC may issue additional purchase orders with deliveries to be scheduled not later than [*] days after the specified termination date.


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the
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4.0 INTELLECTUAL PROPERTY RIGHTS

4.1 Subject to Section 4.2, SUPPLIER grants EMC all appropriate rights and licenses worldwide, at no additional charge beyond its price for the Products under SUPPLIER's applicable patents, copyrights and other intellectual property rights, as necessary for EMC to use, market, promote, lease, sell and distribute both directly and through third parties, evaluate, test, demonstrate, support, maintain, repair and upgrade the Product as provided under this Agreement. Except as expressly herein stated, no other license is granted to EMC.

4.2 SOFTWARE LICENSE

         4.2.1 SUPPLIER hereby grants to EMC a non-exclusive, worldwide, revocable (except as expressly provided in Section 4.3.4), royalty-free right and license, under all copyrights, patents, patent applications, trade secrets and other necessary intellectual property rights of SUPPLIER, to (i) use, execute, and display all device drivers, firmware and software of SUPPLIER used in the operation and support of the Product, including upgrades, updates, bug fixes or modified versions or backup copies of the same (collectively, the "Software"), in object code form, in conjunction with, or for use with Products,
(ii) distribute or license the Software, in object code form, as part of, in conjunction with, or for use with Products sold or leased by EMC to End Users, and (iii) authorize, license and sublicense third parties to do any, some or all of the foregoing. EMC shall distribute the Software to End-Users pursuant to EMC's end user license agreement, attached hereto as Exhibit I, as updated by EMC from time to time.

         4.2.2 EMC shall have no right to (i) modify or adapt the Software for other products or create derivative works of the Software, (ii) decompile, reverse engineer, or disassemble the Software for purposes of designing similar products, or (iii) use or distribute the Software other than in connection with the use or distribution of the Products.

         4.2.3 EMC agrees that the foregoing licenses do not grant any title or other right of ownership to the Software and that SUPPLIER owns and shall continue to own all right, title and interest in and to the Software.

         4.2.4 Upon any termination or expiration of this Agreement, EMC's rights set forth in this Section 4.2 shall terminate except as follows: (i) End Users shall be permitted continued use of the Software in conjunction with the operation of the Products so long as they are not in breach of an end user license agreement substantially similar to EMC's end user license agreement attached hereto as Exhibit I, and (ii) EMC shall retain a nonexclusive, worldwide license to use and execute the then-current version of the Software internally (in object code form only) for the sole purpose of assisting End Users with the maintenance of the Products purchased from EMC.

4.3 SUPPLIER will [*] EMC [*] units which [*], to be functionally equivalent to [*] units of each new hardware release of the Product(s), for evaluation, testing, demonstration, support and other non-production corporate purposes. SUPPLIER shall sell to EMC certain units of Product incorporating new software releases prior to the general production release date for such versions [*] at the agreed volume pricing, with the understanding that SUPPLIER will upgrade/re-certify such Product for a mutually agreed upon charge to EMC. SUPPLIER will provide EMC with the opportunity to test each release of the Product before the Product is made widely available for customer distribution. EMC, at its sole discretion, will determine whether to utilize this test opportunity. EMC [*] for any type of testing, certification or quality assurance for the Product.


* Certain information on this page has been omitted and filed separately with
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
4.4 As between EMC and SUPPLIER, the rights in the Products are and will remain the sole and exclusive property of SUPPLIER and its vendors, if any, whether the Products are separate or combined with any other products. SUPPLIER's rights under this Section, will include, but not be limited to (i) all copies of the Software for the Products, in whole or in part; (ii) all intellectual property rights in the Products; and (iii) all modifications to, and derivative works based upon the Products. Notwithstanding the foregoing, nothing in this Agreement shall be construed to grant SUPPLIER any ownership rights in any "EMC Custom Features" incorporated into any version of any of the Products. EMC Custom Features means any functionality, APIs, source code or schematics which EMC wishes to incorporate into a version of the Products and which SUPPLIER agrees in writing to incorporate into the Products. Any agreed upon EMC Custom Features will be incorporated into this Agreement in Exhibit B or by a written amendment to Exhibit B or Exhibit C, as applicable. All EMC Custom Features shall be solely owned by EMC regardless of inventorship, and shall not be included in any SUPPLIER standard product other than the Product without EMC's prior written consent.

4.5 EMC hereby grants to SUPPLIER, and SUPPLIER hereby accepts a royalty-free, personal, worldwide, non-exclusive, non-transferable right and license to use those EMC marks designated by EMC solely on Product and collateral materials provided to EMC or on behalf of EMC. SUPPLIER shall use EMC, the EMC logo, EMC's brand name for the Product, and any other EMC mark only during the term of this Agreement, only in connection with its manufacture, distribution and support of the Product for EMC in accordance with the terms of this Agreement, and only in accordance with EMC's written guidelines for such usage. SUPPLIER shall not use any such EMC marks in connection with any business conducted by SUPPLIER other than dealings with the Products in accordance with the terms of this Agreement. SUPPLIER agrees that its use of the EMC marks shall not create in its favor any right, title or interest therein and acknowledges EMC's exclusive right, title and interest thereto. SUPPLIER agrees that it will not use, without EMC's prior written consent, any mark which is likely to be similar to or confused with any of EMC's trademarks.

5.0 PRODUCT DOCUMENTATION

5.1 SUPPLIER shall provide EMC with one (1) electronic master copy and twenty
(20) hardcopy sets of current documentation for each Product immediately following the execution of this Agreement solely for internal use and for the purpose of the qualification, sale, service, and support of Product under this Agreement. Each set of documentation shall include all similar documentation generally provided to SUPPLIER's OEM customers. Additional copies of Product Documentation and changes thereto may be ordered by EMC. SUPPLIER shall provide EMC with all updates and changes to such documentation, as they become available to SUPPLIER.

5.2 SUPPLIER hereby grants EMC a worldwide, non-exclusive, nontransferable right and license to prepare derivative works based on the Product Documentation for reproduction, publication, training, distribution and use solely in connection with Products purchased under this Agreement; provided, however, that EMC shall have no right to publish or distribute any Product Documentation which is marked as SUPPLIER Confidential Information except as allowed under Section 11.4. EMC shall preserve SUPPLIER's copyright and other notices, and shall not remove such notices from the Product Documentation. However, EMC shall have all right, title, and interest in that portion of the altered Product Documentation prepared by EMC. If EMC modifies and introduces errors into the Product Documentation, SUPPLIER has no liability for such errors.

6.0 PRICE AND PAYMENT

6.1 The prices to be paid by EMC for any Products ordered pursuant to this Agreement are set forth in Exhibit A. These prices are the [*] during the term of this Agreement. SUPPLIER agrees to meet upon reasonable request from EMC to negotiate pricing from to time-to-time to meet changing market conditions.

6.2 [*].

6.3 All prices and fees described or contemplated under this Agreement are in U.S. dollars. Product pricing does not include federal, state, or local excise, sales, or use taxes, except those taxes that are based on SUPPLIER's income. If such taxes are applicable, they shall be set out as a separate line item on SUPPLIER's invoice. EMC agrees to pay, indemnify and hold SUPPLIER harmless from all applicable taxes (other than taxes based upon SUPPLIER's net income), unless EMC procures and provides to SUPPLIER an exemption certificate in a form reasonably acceptable to SUPPLIER and to the appropriate taxing authority.

6.4 Payment terms for all Products sold to EMC by SUPPLIER shall be net [*] days from the date of [*] provided that [*] is issued on or after the day the applicable Product(s) is shipped from SUPPLIER to EMC. Payment of an invoice shall not constitute or imply acceptance of the Product or relieve SUPPLIER of any obligations assumed under this Agreement, nor prevent EMC from asserting any other rights it may have under this Agreement. All payments are to be made to the following lock box:

         Brocade Communications, Inc.
         P.O. Box 49026
         San Jose, CA 95161-9026

6.5 Payments may also be made by wire transfer to the account listed below. If EMC elects to make payments by wire transfer, EMC will pay the wire transfer charges.

         Comerica Bank-California
         333 West Santa Clara Street
         San Jose, CA 95113
         ABA #: [*]
         Account Name: [*]
         Account #: [*]


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the
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                                     Page 7
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7.0 PURCHASE ORDERS

7.1 EMC shall submit a written purchase order for all Products ordered from SUPPLIER. Purchase orders shall specify EMC's part numbers, Product model numbers, quantity ordered, shipping destination, carrier, and shipment dates. SUPPLIER shall acknowledge in writing to EMC its receipt and acceptance or rejection of such purchase order within [*] days of SUPPLIER's receipt of each purchase order. SUPPLIER's acceptance shall neither change nor add to the provisions of this Agreement. For EMC purchase orders for quantities of Products within EMC's forecasts, SUPPLIER shall accept such purchase orders at lead-time, provided such purchase orders comply with the terms of this Agreement. If within [*] days from SUPPLIER's receipt of a purchase order EMC does not receive written notice from SUPPLIER rejecting the purchase order and specifying the reasons for such rejection, the purchase order shall be deemed accepted by SUPPLIER. In the event of a conflict between the provisions of this Agreement and the terms and conditions of EMC's purchase order, the provisions of this Agreement shall prevail. Any additional terms contained in EMC's purchase orders or SUPPLIER's order acknowledgements shall not be binding unless accepted by the other party in writing.

7.2 Promptly after the Effective Date, EMC shall deliver to SUPPLIER a list of EMC's designated procurement agents and shall update such list from time to time as necessary to keep such list current. EMC's designated procurement agents shall be the only persons authorized to issue written or electronic purchase orders or changes to purchase orders. EMC Logistics Partners shall be authorized to buy Products from Supplier under the prices, payment terms, and shipment terms of this Agreement for the sole purpose of providing customer fulfillment for EMC; provided, however, that SUPPLIER shall be entitled to alter or terminate payment or credit terms with respect to an EMC Logistics Partner that does not make timely payments as specified pursuant to this Agreement.

7.3 EMC agrees to use commercially reasonable efforts to provide SUPPLIER with monthly rolling forecasts for six (6) months of EMC's estimated Product purchase requirements. These forecasts are good faith estimates only and EMC shall not be liable to SUPPLIER for failure to purchase any of the forecasted Product from SUPPLIER.

7.4 Product lead-time shall be no more than [*] calendar days from receipt of EMC's purchase order until shipment by SUPPLIER to EMC.

7.5 RE-SCHEDULE

         7.5.1 PUSH-OUT: EMC shall have the right and ability to reschedule any purchase order with no less than [*] days notice, [*]. All notices of changes will be communicated in writing or in some other communication acceptable to the parties

         7.5.2 UPSIDE: EMC and SUPPLIER shall mutually agree on upside quantities and reasonable buffer stock amounts to be available for delivery to EMC at the end of each calendar quarter as part of the forecasting process.


* Certain information on this page has been omitted and filed separately with
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                                     Page 8
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7.6 EMC shall have the right to cancel delivery for any purchase order [*], provided however, that SUPPLIER must be notified in writing of the cancellation at least [*] days prior to the scheduled ship date. In the event EMC cancels an order more than [*] days prior to the scheduled ship date without re-booking a net new incremental order of the same or greater quantity for delivery within [*] days of the originally scheduled delivery date; EMC shall be liable for the [*] in SUPPLIER's [*] as required to support EMC's forecast and purchase orders. SUPPLIER shall use commercially reasonable efforts to mitigate EMC's liabilities for said [*]. If EMC cancels an order inside [*] days of the scheduled delivery date, EMC shall be liable for the full purchase price of the cancelled Product.

7.7 Purchase order numbers shall be referenced on all correspondence, invoicing, and packing slips relating to each order.


8.0 SHIPPING, DELIVERY AND PACKAGING

8.1 Delivery shall be F.O.B. SUPPLIER's United States point of manufacture freight collect. Title and risk of loss shall pass to EMC upon delivery to the carrier. EMC may modify its routing instructions from time to time and will provide SUPPLIER with an updated version of any such modified instructions.

8.2 EMC and SUPPLIER may mutually agree on a drop-ship program in the US which will be attached in Exhibit J. In cases when EMC directs SUPPLIER to ship Product to an End User, [*], EMC shall provide the name and billing number of its preferred freight carrier. SUPPLIER shall be responsible for any freight charges incurred for Product shipped outside the routing instructions to include, but not be limited to, use of other than EMC preferred carriers. If there are any conflicts between the current version of routing instructions provided to SUPPLIER and the contents of this Section 8, the current routing instructions will prevail.

8.3 Time and rate of delivery are of the essence of this Agreement. The shipment dates shall be those specified in each purchase order issued under this Agreement. Shipments will be considered on time if they are made no more than [*] business days earlier or no days later than the shipment date specified in the EMC purchase order. If EMC agrees to take partial shipments of any order, each such partial shipment shall be deemed a separate sale.

8.4 If SUPPLIER anticipates or becomes aware that it will not supply the Product on the shipment date acknowledged by SUPPLIER, for any reason to include but not be limited to material shortage, process changes, capacity limitations or causes due to common carriers, SUPPLIER shall notify EMC immediately after SUPPLIER has knowledge of the situation. The notification may be communicated by facsimile, telephone, electronic mail or any other method agreed to by the parties, provided that SUPPLIER shall use reasonable efforts to obtain EMC's actual acknowledgment of the notice of anticipated delay. SUPPLIER and EMC will jointly develop alternatives to resolve any late shipment of the Product, including use of [*]. SUPPLIER will develop recovery plans with new committed shipment dates and communicate such plans to EMC within [*] of missed shipments. If SUPPLIER is unable to ship the Product on the acknowledged ship date, through no fault of EMC, EMC may require SUPPLIER to [*] and [*] at SUPPLIER's [*]. In the event SUPPLIER has an [*], SUPPLIER shall use an [*] for [*] than that of any [*].


* Certain information on this page has been omitted and filed separately with
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8.5 All shipments shall be [*] unless otherwise specified by EMC's designated procurement agents. Prepay and bill shipment shall be used only when specified by EMC's designated procurement agents. In the event that prepay and bill is used, SUPPLIER shall indicate the number of shipping containers, weight of each shipment and carrier name on the invoice. Risk of loss shall pass to EMC at the FOB point.

8.6 Each shipment of the Product by SUPPLIER shall include a packing slip which contains at a minimum, (i) SUPPLIER name, (ii) box number (e.g., 1 of 3, 2 of 3), (iii) receiving address, (iv) EMC's purchase order number, (v) EMC's part number, (vi) shipping quantity, (vii) date of shipment, and (viii) RMA number when applicable per Exhibit G.

8.7 All Product shall be packaged, marked and otherwise prepared in accordance with EMC's specifications attached as Exhibit B and provided to SUPPLIER, all applicable government regulations as attached in Exhibit X, which may be amended by mutual agreement from time to time, and if none are specified or required, with good commercial practices to obtain lowest transportation rates while maintaining the safety of the Product. All Product shall be private labeled in accordance with EMC branding instructions as outlined in Exhibit B. Packaging for export shipments from the United States may also be subject to specific instructions. SUPPLIER will notify EMC of any charges incurred by SUPPLIER for such export shipments prior to invoicing EMC for these charges.

8.8 SUPPLIER will provide the following information about its Product in writing within [*] of receiving a written request from EMC: i) country of origin; ii) NAFTA preference criteria; iii) harmonized scheduled tariff classification number; and iv) export commerce control number ("ECCN"). Upon request by EMC and subject to EMC's reasonable assistance, SUPPLIER will prepare all international shipping documentation, including commercial invoice, NAFTA certificate, Shipper's Letter of Instruction, Shipper's Export Declaration and any other necessary documentation, for international shipments upon request from EMC.

9.0 INSPECTION AND ACCEPTANCE

9.1 Inspection and acceptance or rejection of the Product by EMC will be made within [*] days after shipment. Failure to inspect and accept or reject the Product shall not relieve SUPPLIER from warranty responsibility for the Product. Products not accepted or rejected in writing within [*] days after shipment shall be deemed accepted by EMC. Products not fully complying with the requirements of this Agreement shall be disposed of by EMC, at EMC's option, by either (i) returning the Product(s) to SUPPLIER, at SUPPLIER's expense; (ii) holding the Product(s) at SUPPLIER's expense subject to SUPPLIER's reasonable disposition instructions; (iii) accepting the Product(s) at a mutually agreed upon [*]; (iv) requiring that SUPPLIER promptly replace the Product(s); or (v) requiring that SUPPLIER provide on-site technical assistance at no charge to EMC. SUPPLIER shall refund any payments made for Product(s) not accepted under this Section [*] of the returned Product from EMC to SUPPLIER.


* Certain information on this page has been omitted and filed separately with
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10.0 WARRANTY

10.1 SUPPLIER warrants that all Product shipped under this Agreement (except for [*] or other units provided [*]) will for a period of [*] months from the date of shipment of the Product: (i) conform to and perform in accordance with EMC's and SUPPLIER's specifications and descriptions set forth in Exhibit B, SUPPLIER's samples and to any drawings agreed upon between the parties under normal use and operation; (ii) be free from defects in design, materials and workmanship; and (iii) be Year 2000 Compliant. Except with regard to repaired Products, SUPPLIER further warrants that only new materials will be used in the Products. All warranties made in this Agreement shall survive inspection, test, acceptance and payment.

10.2 Notwithstanding the foregoing, SUPPLIER's warranty in 10.1 does not apply with respect to the performance of the Gigabit Interface Converter ("GBIC") module that SUPPLIER may use in the manufacture of the Products, other than the GBIC modules have been tested in SUPPLIER's process as mutually agreed and meet the functional Product specifications in Exhibit B. With regard to GBIC modules, EMC agrees that it shall only be entitled to warranties, if any, as allowed by the manufacturers of such modules. Despite this disclaimer of warranty, SUPPLIER will provide replacement parts at no-charge as a service to EMC for verified GBIC failures that occur within [*] months of the date of shipment to EMC. In addition, SUPPLIER will use diligent efforts to provide technical assistance and support in the event of any failure of the GBICs to conform to the applicable GBIC warranty including but not limited to providing failure verification and analysis down to the major sub-component level (i.e. laser diode or passive component, etc.).

10.3 Product repaired under this Agreement shall be warranted for the longer of [*] months or the balance of the original Product warranty.

10.4 SUPPLIER further warrants that, upon payment of the purchase price therefore, EMC shall receive good title to each Product free and clear of all liens, encumbrance, and claims, and in performing under this Agreement, SUPPLIER shall, and each Product delivered under this Agreement shall, comply with all applicable federal, state and local, laws, statutes, ordinances, rules, regulations and codes as listed on Exhibit X and will support EMC's efforts to [*] upon EMC's written request.

10.5 SUPPLIER further warrants that each Product has been, and will continue to be regulatory compliant as detailed in Exhibit B. Each Product shall bear appropriate labels indicating compliance with the requirements of this Exhibit B.

10.6 The above warranties shall not apply to Products which have been damaged as a result of misuse, neglect, accident; have been improperly wired, repaired, or altered by anyone other than SUPPLIER or an authorized repair agent; or have had their serial numbers removed, defaced or altered. SUPPLIER's sole obligation hereunder shall be, at SUPPLIER's expense(including all transportation expenses) and at SUPPLIER's option, to repair or replace Products covered in the above warranties.


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                                    Page 11

10.7 THE FOREGOING WARRANTIES SET FORTH IN THIS SECTION 10 ARE IN LIEU OF, AND SUPPLIER EXPRESSLY DISCLAIMS, ALL OTHER REPRESENTATIONS, WARRANTIES OR CONDITIONS, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT OF THIRD PARTY RIGHTS.


11.0 PRODUCT SUPPORT

11.1 SUPPLIER will provide technical support to EMC for the Product as described in Exhibit F.

11.2 Upon determination that a Product is defective, EMC must contact SUPPLIER to obtain a Return Material Authorization ("RMA") in accordance with Exhibit G.

11.3 SUPPLIER will provide repair for the Product to EMC in accordance with Exhibit H.

11.4 SUPPLIER shall, provide [*] instructor level training course for EMC's personnel each year during the term of this Agreement. [*] Such training shall commence on the date specified by EMC provided that EMC gives SUPPLIER at least thirty (30) days prior written notice. The initial [*] courses shall cover in detail, the software, the installation, adjustment, operation, test and maintenance of each Product. Subsequent to this initial training, SUPPLIER shall provide [*] course focused on the software and functionality revisions between each of SUPPLIER's major operating system (OS) dot (.) releases (i.e. 2.2 vs. 2.3). Each class shall accommodate up to [*] of EMC's employees and shall be conducted in either Massachusetts or California as determined by EMC. SUPPLIER shall provide hard copies of the course outline, training guides, and all other necessary materials for each Product to each trainee and [*] to EMC. SUPPLIER shall also provide EMC with [*] complete set of instructor training aids, [*], used by SUPPLIER for each course during each class. EMC shall have the [*] and distribute copies of all training materials and related documents and video taped training, under EMC's name, solely to internal trainees in training courses offered by EMC solely in conjunction with EMC's or EMC's authorized resellers' sale, service and support of the Product. Such training courses shall be offered on a no-fee basis. EMC shall not have the right to modify this material other than to change the name and logo. EMC shall provide a reasonable quantity of appropriate Products for use as training aids when classes are conducted at EMC's facility. If requested by EMC, SUPPLIER shall provide more than [*] training courses pursuant to the provisions of this paragraph, however, EMC [*] SUPPLIER's [*] provided in any [*] month period.

11.5 The initial release of the Product shall comply with [*] as specified in Exhibit B. From time to time, during the term of this Agreement, the [*] may update or introduce [*] applicable to the Product. Whenever this happens, SUPPLIER shall update the Product to be current with these new standards on a mutually agreed schedule after adoption of the standard by the [*]. In addition, SUPPLIER will use its commercially reasonable efforts to ensure that the Product will remain compatible with both the EMC specified operating system (Symmetrix microcode) and the operating system of the CPU upon which the Product operates. SUPPLIER will use its commercially reasonable efforts to ensure that the compatibility will occur within [*] days of general availability of the operating system(s). SUPPLIER will use its commercially reasonable efforts to ensure that the Product will be updated to include any mutually agreed "[*]" requested by EMC in accordance with the milestones set forth in Exhibits B and D.


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                                    Page 12

11.6 SUPPLIER agrees to offer to sell all generally available product features and functions to EMC as early as it does to any of its other customers. [*]

11.7 EMC and SUPPLIER agree that SUPPLIER will participate in the EMC ACT Program, and will be provided with EMC loaner equipment for use in SUPPLIER's interoperability test labs under the terms and conditions attached as Exhibit L.

12.0 EMC REQUESTED CHANGES

12.1 EMC may request, in writing, that SUPPLIER evaluate [*] a change to the method of packing, packaging, or shipment, or evaluate an engineering change to the Product which is not a Mandatory Engineering Change (as defined in Section 13 below). Such request will include a description of the proposed change sufficient to permit SUPPLIER to evaluate its feasibility.

12.2 Acceptance of such proposed changes shall not be unreasonably withheld by SUPPLIER. If such proposed change is accepted by SUPPLIER, SUPPLIER shall notify EMC in writing within [*] business days from date of request, of the terms and conditions under which it would make the change requested by EMC. SUPPLIER's written evaluation shall state the cost, if any, created by the changes and the date SUPPLIER will be able to implement such change. If the proposed change does result in a cost increase to EMC, EMC must provide prior written approval to SUPPLIER before the change is implemented. In the case of evaluating the effect such changes may have on regulatory agency certifications, the above referenced [*] day period may be extended to take into account the time periods necessary for those regulatory agencies to carry out their evaluations.


13.0 MANDATORY CHANGES

13.1 In the event that changes are required to make the Products conform to safety/regulatory agency requirements or provided for in Exhibits B and C, as amended from time to time ("Mandatory Engineering Changes"), SUPPLIER shall immediately implement the Mandatory Engineering Changes in new production of the Product without charge to EMC.

13.2 SUPPLIER and EMC shall discuss and mutually agree upon one or more of the following remedies for implementing Mandatory Engineering Changes on previously delivered Product. All such changes shall be [*] to EMC. SUPPLIER shall use best efforts to immediately implement the selected remedies.

         13.2.1 EMC may request an RMA number and return the affected Product to SUPPLIER or an authorized repair facility for repair or replacement. SUPPLIER shall pay the transportation costs of shipping affected Product to and from EMC, EMC customer's locations, or a location designated by EMC.

         13.2.2 EMC may request and SUPPLIER will ship Mandatory Engineering Change kits for Products. SUPPLIER shall provide EMC with installation instructions necessary to implement the Mandatory Engineering Changes at EMC's or EMC's customer's locations.


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                                    Page 13

         13.2.3 SUPPLIER may be asked to provide on-site technical assistance at the appropriate location to install the Mandatory Engineering Change.

         13.2.4 EMC may request that a SUPPLIER-approved third party maintenance organization install the Mandatory Engineering Change kits for the affected Product.

13.3 SUPPLIER shall provide EMC with written notice of any Mandatory Engineering Changes as soon as possible after SUPPLIER knows of such change.

13.4 EMC shall have the option to cancel open purchase orders without penalty if the Mandatory Engineering Changes are incompatible with or adversely affect performance of Products purchased by EMC and such changes are not made compatible with the Products or EMC is not provided with an acceptable remedy within [*] calendar days after SUPPLIER receives notification from EMC of its intent to cancel its open purchase orders.


14.0 SUPPLIER REQUESTED CHANGES

14.1 Both parties recognize that there may be optional changes proposed by SUPPLIER affecting form, fit or function which are not Mandatory Engineering Changes ("Optional Engineering Changes"). Optional Engineering Changes may also include changes in processes or materials. SUPPLIER shall provide EMC copies of all Engineering Change Notices affecting Form, Fit, Function (as defined below), active components, or reliability. SUPPLIER will also provide copies of Process Change Notification forms related to mutually agreed upon EMC specific manufacturing or test processes that would affect the following:

         14.1.1 Form: Defined as a change in the dimensions or the external appearance of the Product.

         14.1.2 Fit: Defined as a change that affects the physical interchangeability of the Product or a field replaceable unit ("FRU") of the Product.

         14.1.3 Function: Defined as a change that introduces a capability not available in previous connectivity interface, software, firmware, or operator interface or affects the interchangeability of the FRUs within the Product.

14.2 The notice required in sub-Section 14.1, above, shall include a written description of the proposed change, including the reason for the change and the expected effect of the change on the Product, including its price. SUPPLIER will send such change proposals to EMC's designated supplier engineer, via mail, Email, or fax, as agreed between the parties. SUPPLIER will evaluate whether the changes, if accepted by EMC, would be likely to require EMC to re-qualify the Product and will include a recommendation for or against re-qualification. In the event EMC does not acknowledge or respond to SUPPLIER's written notice within [*] days, such change will be deemed to have been accepted.


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                                    Page 14

14.3 If the Optional Engineering Changes to Form, Fit or Function of the Product proposed by SUPPLIER in EMC's sole opinion necessitate evaluation by EMC of compatibility with EMC's systems and/or specifications, SUPPLIER upon EMC's reasonable request, shall provide EMC with up to [*] sets of evaluation products, parts or designs which incorporate the proposed changes. EMC shall have the right to accept, reject or mutually agree to an alternate plan for SUPPLIER's proposed Optional Engineering Changes and will inform SUPPLIER of its approval or rejection of those changes in writing within [*] days from receipt of the evaluation products, parts or designs provided to EMC, or within [*] days of EMC's receipt of notice of such changes, whichever is later. Such approval shall not be unreasonably withheld.

14.4 If EMC rejects the Optional Engineering Changes, EMC may require SUPPLIER to continue supplying the unaltered Product or to provide EMC with opportunities for a last time buy of the unaltered Product.

14.5 SUPPLIER will phase-in changes as mutually agreed accepted by EMC into Product on EMC's open purchase orders and into Product going through SUPPLIER's repair process at no charge.

14.6 Unless EMC specifically rejects such changes, each version of the Product will possess at least the same features and functions, if not more, than are offered by SUPPLIER in the Product or similar product offered by SUPPLIER for the same server/host environment. SUPPLIER shall introduce all new non-exclusive features or functions for the Product as early as the introduction in any other similar SUPPLIER products for that environment.

14.7 Any changed Product resulting from application of these Sections 11, 12, 13 and 14 shall be considered added as Product to this Agreement, and subject to its terms and conditions.


15.0 PRODUCT WITHDRAWALS

15.1 SUPPLIER will notify EMC in writing at least [*] days prior to Product withdrawal. During the withdrawal notice period, EMC may issue purchase orders with normal lead-time up until the last time buy. Last-time-buy purchase orders must be non-cancelable for any Product requested to be delivered in the last [*] days of the notice period. Product withdrawal shall not affect SUPPLIER's obligation to fill purchase orders previously issued hereunder.

15.2 SUPPLIER shall provide Product repair service for the Product to EMC at a reasonable price and lead time, until the end of [*] years after Product withdrawal, pursuant to terms and conditions set forth in Exhibit H, Product Repair. The foregoing notwithstanding, EMC shall have no obligation to order any Product repair service from SUPPLIER.


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                                    Page 15

16.0 CONTINUITY OF SUPPLY

16.1 If SUPPLIER discontinues its manufacturing and selling activities in the field of Product for whatever reason; or EMC becomes entitled to terminate this Agreement because of the occurrence of any of the conditions, with respect to SUPPLIER, cited in Sections 3.3, 3.4, or 3.5:
Then SUPPLIER shall instruct its contract manufacturer to directly accept purchase orders from EMC at the then prevailing prices and terms for the [*] of
(i) [*] days, or (ii) the remainder of the then-current term of this Agreement (or in the event of the termination of this Agreement under Section 3.4 by EMC for material breach by SUPPLIER, the remainder of the then-current term assuming no termination had occurred).

17.0 PRODUCT QUALITY

17.1 SUPPLIER shall participate in the supplier quality plan as required in Exhibit E and shall meet or exceed the quality and reliability requirements stated in Exhibit E.

18.0 REVIEW AND PLANNING MEETINGS

18.1 SUPPLIER hereby appoints its Director of Operations as its liaison to monitor SUPPLIER's performance and delivery of Product under this Agreement. EMC hereby appoints its designated Supplier Business Manager as its liaison to monitor SUPPLIER's performance and delivery of Product hereunder. These liaisons will also be responsible for coordinating meetings and discussions and reports provided for in this Agreement. The names, telephone and facsimile numbers of the liaisons will be provided by the parties to each other and the liaisons may be changed by written notice from one party to the other.

18.2 EMC's designated Supplier Business Manager will conduct quarterly supplier performance review and planning reviews with SUPPLIER's EMC account management team. EMC and SUPPLIER will determine the location and times for these meetings. The purpose of these meetings are listed below:

         18.2.1 Review SUPPLIER's performance over the past quarter;

         18.2.2 Review action items and resolution;

         18.2.3 Identify opportunities and areas of improvement;

         18.2.4 Agree on commitments, set target dates, and define "persons" responsible;

         18.2.5 Review appropriate SUPPLIER reports; and

         18.2.6 Review SUPPLIER quality and reliability improvement plans.

18.3 EMC will conduct Quarterly Marketing and Technical Reviews with the appropriate members of SUPPLIER's Technical and Marketing teams. The purpose of these meetings is defined in Exhibit B.1


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                                    Page 16

18.4 EMC shall use diligent efforts to coordinate the timing of and attempt to consolidate all three (3) meetings as listed in this Section 18 to minimize impact on SUPPLIER.

19.0 REPORTS

19.1 Recurring reports to be provided by SUPPLIER and EMC under this Agreement are listed in Exhibit E, "Supplier Quality Plan," and Exhibit H, "Product Repair". All reports will be made available in electronic form or as otherwise mutually agreed. There shall be no charge to EMC for any reports required under this Agreement.


20.0 LIABILITY FOR INJURY AND LIMITATION OF LIABILITY

20.1 SUPPLIER shall indemnify and hold EMC harmless against all claims asserted by End Users, EMC's resellers or other third parties as a result of SUPPLIER's breach of any of its warranties in Sections 10.4 and 10.5 herein, and SUPPLIER [*] and [*] EMC [*] all claims, suits, losses, expenses and [*] directly or indirectly caused by any Product or through the [*] or any [*], provided that, in either case (i) EMC has notified SUPPLIER promptly in writing of any such claims, (ii) SUPPLIER shall have sole control of the defense of such claims and all negotiations for its settlement and compromise, and (iii) EMC shall reasonably cooperate with SUPPLIER in the defense or settlement of such claims. SUPPLIER shall carry and maintain Workman's Compensation and general liability insurance coverage to satisfactorily cover SUPPLIER's obligations under this Section.

20.2 EXCEPT AS TO SUPPLIER'S OBLIGATIONS UNDER SECTION 20.1 (LIABILITY FOR INJURY) AND SECTION 22 (INFRINGEMENT) NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, INCLUDING LOST PROFITS, ARISING OUT OF THIS AGREEMENT OR ANY PERFORMANCE HEREUNDER, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

20.3 EXCEPT AS TO BREACHES OF SECTION 21 (CONFIDENTIAL INFORMATION & PUBLICITY) AND SUPPLIER'S OBLIGATIONS UNDER SECTION 22 (INFRINGEMENT), IN NO EVENT SHALL SUPPLIER'S TOTAL LIABILITY PER OCCURRENCE UNDER THIS AGREEMENT EXCEED THE [*] OF
(i) [*], OR (ii) [*] OF THE TOTAL REVENUES RECEIVED BY SUPPLIER FROM EMC DURING THE [*] IMMEDIATELY PRECEDING THE EVENTS GIVING RISE TO THE IMPOSITION OF LIABILITY.


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                                    Page 17

21.0 CONFIDENTIAL INFORMATION & PUBLICITY

21.1 Either party may, in connection with this Agreement, disclose to the other party information considered confidential and proprietary information of the disclosing party ("Confidential Information"). Information shall be considered Confidential Information if identified as confidential in nature by the disclosing party at the time of disclosure, or which by its nature is normally and reasonably considered confidential, such as information related to past, present or future research, development, or business affairs, any proprietary products, materials or methodologies, or any other information which provides the disclosing party with a competitive advantage. The receiving party shall protect the disclosing party's Confidential Information with the same degree of care that it regularly uses to protect its own Confidential Information from unauthorized use or disclosure. No rights or licenses under patents, trademarks or copyrights are granted or implied by any disclosure of Confidential Information. Sections 21.1 and 21.2 shall survive the expiration or termination of this Agreement for a period of [*] years.

21.2 The obligations of confidentiality imposed by this Agreement shall not apply to any Confidential Information that: (a) is rightfully received from a third party without accompanying markings or disclosure restrictions; (b) is independently developed by employees of the receiving party who have not had access to such Confidential Information; (c) is or becomes publicly available through no wrongful act of the receiving party; (d) is already known by the receiving party as evidenced by documentation bearing a date prior to the date of disclosure; or, (e) is approved for release in writing by an authorized representative of the disclosing party.

21.3 Neither party will originate, or authorize, assist or permit another party to produce, any written publicity, news release, marketing collateral or other publication or public announcement whether to the press, actual or potential customers, stockholders, or others, relating to this Agreement, to any amendment hereto or to performance hereunder or to the existence of an arrangement between the parties or shall in any manner disclose, advertise, or publish the fact that SUPPLIER has furnished or contracted to furnish the Products to EMC without the prior written consent of the other party. Notwithstanding anything in this Agreement to the contrary, i) EMC shall not unreasonably withhold approval of disclosure of the Agreement for the purpose of SUPPLIER complying with any SEC or legal regulations and ii) SUPPLIER shall allow EMC to propose the exact timing of the initial public release regarding the relationship provided that EMC provides no less than [*] days written notice and opportunity to review and approve the release. The existence, terms and conditions of this Agreement are considered the Confidential Information of both parties.


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                                    Page 18
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22.0 INFRINGEMENT

22.1 SUPPLIER warrants that neither any Product nor any part of any Product infringes any copyright or trade secret right of any person or entity and that, to SUPPLIER'S knowledge, neither the Product nor any part of the Product infringes [*] patent or trademark issued in the [*] set forth in Exhibit K. SUPPLIER shall indemnify and hold EMC harmless from and against any claims, demands, suits, actions or judgments brought against EMC (including reasonable attorney's fees and costs) to the extent such action is based upon a claim that any Product purchased hereunder infringes a patent issued in the [*] set forth in Exhibit K, or any copyright or trade secret right of any third party, provided that EMC gives SUPPLIER prompt written notice of any infringement claim, available information, reasonable assistance, and sole authority and control to settle or defend the claim, at SUPPLIER's expense. SUPPLIER reserves the right to choose the attorneys who may pursue any action on its behalf, but EMC may be represented in any such action by its own attorneys at its own expense.

22.2 If any Product should become, or in SUPPLIER's opinion is likely to become, the subject of claim for infringement of a patent, copyright, or any intellectual property right of any third party, SUPPLIER shall, at SUPPLIER's expense and option either procure for EMC the right to continue using the Product, or replace or modify the Product so that its use and resale becomes non-infringing, provided that any replacement or modified Product meets substantially the same specifications as the original, maintains the same form, fit, function and quality, [*]. If SUPPLIER is unable to accomplish either remedy set forth in this Section, then SUPPLIER shall grant EMC a credit for the then-current purchase price of a replacement Product and accept its return.

22.3 SUPPLIER shall have no liability to EMC to the extent that a claim of infringement is based upon: (i) compliance with specifications or designs provided by EMC; (ii) the combination of the Product with other product or devices not purchased hereunder where the Product itself would not be infringing; or (iii) modifications of the Product made by EMC where unmodified Product would not be infringing.

22.4 THE FOREGOING PROVISIONS OF THIS SECTION 22 STATE EMC'S SOLE AND EXCLUSIVE REMEDY FOR ANY ALLEGED INFRINGEMENT BY THE PRODUCTS OF ANY THIRD PARTY INTELLECTUAL PROPERTY RIGHTS OF ANY KIND.

23.0 FIBRE ALLIANCE MEMBERSHIP

23.1 During the term of this Agreement, each party will maintain a corporate voting membership in the Fibre Alliance or it's successor, and shall perform all obligations, including payment of dues and attendance at meetings, required to keep its membership in good standing. Each party agrees to cast a vote on all matters that come before the alliance, but each party will vote independently of the other party.

24.0 MISCELLANEOUS PROVISIONS

24.1 This Agreement shall be governed by and construed in accordance with the laws of the state of [*] without regard to conflict of laws principles.


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                                    Page 19
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24.2 The parties are and shall remain at all times, independent contractors in the performance of this Agreement and nothing herein shall be deemed to create a joint venture, partnership or agency relationship between the parties. Neither party shall have the right or authority to assume or to create any obligation or responsibility, express or implied, on behalf of the other except as may be expressly provided otherwise in this Agreement. Each party shall be solely responsible for the performance of its employees hereunder and for all costs and expenses of its employees, to include but not be limited to employee benefits.

24.3 The failure of either party to insist upon or enforce strict conformance by the other party of any provision of this Agreement or to exercise any right under this Agreement shall not be construed as a waiver or relinquishment of such party's right unless made in writing and shall not constitute any subsequent waiver or relinquishment.

24.4 To be valid, amendments or modifications to the Agreement must be in writing and signed by authorized representatives of both parties. Any verbal agreements, discussions, and understandings, expressed or implied, shall not constitute amendments to this Agreement.

24.5 If any provision of this Agreement is finally held by a court of competent jurisdiction to be illegal or unenforceable, the legality, validity, and enforceability of the remaining provisions of this Agreement shall not be affected or impaired.

24.6 The provisions of this Agreement which by their nature survive termination or expiration of the Agreement, including but not limited to the provisions of
Section 1 (Definitions), Subsection 3.6 of Section 3 (Term and Termination),
Section 4 (Intellectual Property Rights), Subsection 5.2 of Section 5 (Documentation), Subsection 6.2, 6.4, and 6.5 of Section 6 (Price and Payment),
Section 9 (Inspection and Acceptance), Section 10 (Warranty), together with
Exhibit X, Subsections 11.1, 11.2 and 11.3 of Section 11 (Product Support), Subsection 15.2 of Section 15 (Product Withdrawals), Section 16 (Continuity of Supply), Section 20 (Limitation of Liability), Section 21 (Confidential Information), Section 22 (Infringement), together with Exhibit X, Section 24 (Miscellaneous), Section 25 (Entire Agreement), Exhibit F (Technical Support), Exhibit G (RMA Procedure), Exhibit H (Product Repair), and Sections 9, 10, 11, 12, 13, 14 and 15 of Exhibit L (ACT Product Test Agreement) of this Agreement shall survive the termination or expiration of this Agreement. Outstanding purchase orders accepted by SUPPLIER shall survive the termination of this Agreement, unless EMC cancels the purchase orders.

24.7 Neither party shall be responsible for any delay in performing this Agreement to the extent that such delay is caused by fire, flood, hurricane, earthquake, explosion, war, strike, embargo, government law or regulation, action of civil or military authority, or act of God.

24.8 Neither party may assign any rights hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld. Any assignment of rights shall not work as a novation of obligations hereunder without written agreement. Any attempt to assign any rights, duties or obligations hereunder without the other party's written consent will be void. Notwithstanding the above, either party may assign this Agreement to a surviving entity in connection with any merger, acquisition or consolidation of not less than a majority ownership in the merged, acquired or consolidated company by the surviving entity.

24.9 If either party commences litigation to enforce any provision of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and expenses of litigation, including fees and expenses of any appeal.

24.10 Unless otherwise expressly provided for, all notices, requests, demands, consents or other communications required or pertaining to this Agreement must be in writing and must be delivered personally or sent by certified or registered mail (postage prepaid and return receipt requested) to the other party at the address set forth below, or to any other address given by either party to the other party in writing:


SUPPLIER:                       Brocade Communications, Inc.
                                1901 Guadalupe Parkway
                                San Jose, CA 95131
                                Attn:  Chief Financial Officer

EMC:                            EMC Corporation
                                171 South Street
                                Hopkinton, MA  01738
                                Attn: VP Supply Base Management Commercial
                                CC:  Chief Counsel

In case of mailing, the effective date of delivery of any notice, demand, or consent shall be considered to be 5 days after proper mailing.

24.11 Technical Contacts

With respect to all other communications between the parties, the principal contacts are noted below:

SUPPLIER:
                                Brocade Communications, Inc.
                                1901 Guadalupe Parkway
                                San Jose, CA 95131
                                Attn: EMC Program Manager

EMC:
                                EMC Corporation
                                171 South Street
                                Hopkinton, MA  01738
                                Attn: Brocade Program Manager - Supplier Base
                                                                Technical
                                Attn: Brocade Program Manager - Open Systems
                                                                Engineering

This information may be changed by written notice between the parties and without the necessity of amending this Agreement.

24.12 The section and paragraph headings of this Agreement are intended as a convenience only, and shall not affect the interpretation of its provisions.

24.13 The parties agree that the terms and conditions of this Agreement shall prevail, notwithstanding the contrary or additional terms in any purchase order, sales acknowledgment, confirmation or any other document issued by either party effecting the purchase and/or sale of Products.

24.14 Neither party will export, re-export or resell any Product or technical data without first complying with all applicable export laws, orders and regulations and obtaining all necessary governmental permits, licenses and clearances.

24.15 Nothing in this Agreement shall be construed as preventing EMC from developing, acquiring, marketing, selling, supporting or maintaining products similar to or competitive with Product, or from entering into agreements with or providing specifications for competitors of SUPPLIER, provided that in so doing, EMC does not breach its obligations under Section 21.


25.0    ENTIRE AGREEMENT

        25.1 The following exhibits are part of this agreement and are incorporated herein by this reference:

A        PRODUCT AND REPAIR PRICING.............................................
B        PRODUCT SPECIFICATION AND REQUIREMENTS ................................
C        QUALITY ASSURANCE,PRODUCT DEVELOPMENT LIFECYCLE,
         AND ESCLATION PROCEDURES...............................................
D        SCHEDULES AND PROGRAM COORDINATION.....................................
         ATTACHMENT [*] STANDARD APPROVED
         BY STANDARDS COMMITTEE.................................................
E        SUPPLIER QUALITY PLAN
F        TECHNICAL SUPPORT
G        RMA PROCEDURE
H        PRODUCT REPAIR
I        END-USER SOFTWARE LICENSE AGREEMENT....................................
J        DROP SHIP PROCESS
K        INDEMNITY COUNTRY LIST.................................................
L        ACT AGREEMENT..........................................................
X        REGULATORY COUNTRY LISTING.............................................

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                                    Page 22

        25.2 This Agreement, including all Exhibits, constitutes the entire Agreement between the parties and supersedes all prior or contemporaneous agreements, discussions, and understandings between the parties, either express or implied.



IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives, effective as of the date first above set forth.



SUPPLIER CORPORATION                      EMC CORPORATION


By:_____________________________          By:__________________________________
         (Signature)                               (Signature)

Name:___________________________          Name:________________________________
         (Please Print or Type)                    (Please Print or Type)

Title:__________________________          Title:_______________________________

Date:___________________________          Date:________________________________

                                    EXHIBIT A
                           PRODUCT AND REPAIR PRICING
                         EMC APPROVED LOGISTICS PARTNERS

PRICING
Model #                 Description                              Unit Price
---------               -----------                              ----------
EM-2802-XXXX      16 Port Switch, [*]

EM-2802-YYYY      16 Port Switch, [*]

X1006             SWL GBIC* single                                [*]

XBR-000023        LWL GBIC** single                               [*]

XEM-000010        Power Supply FRU, EMC Color                     [*]
XEM-000003        Fan Assembly                                    [*]
SW-20000X-XX      Extended Fabric License Upgrade Key 2.x         [*]

* SUPPLER to use [*] SWL GBIC's as primary source, [*] as secondary source. All GBIC's, integrated and FRU's, to be tested as specified in Exhibit C.

**SUPPLIER to use [*] LWL GBIC's as primary until [*] is fully qualified. All GBIC's, integrated and FRU's, to be tested as specified in Exhibit C.


EMC APPROVED LOGISTICS PARTNERS

[*]
EMC to provide details within 30 days of the Agreement execution.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT B:
                     PRODUCT SPECIFICATION AND REQUIREMENTS

This Specification and Requirements document describes the progression of features required by EMC to form a departmental-level switch product. Section
1.0 describes the initial product EMC will OEM from SUPPLIER. Subsequent sections describe the follow-on actions necessary to fully develop the required product.

1.0     PHASE I REQUIREMENTS:

The following items to be available for EMC General Availability per the schedule defined in Exhibit D.

1.1     PRODUCT DESCRIPTION

EMC will initially OEM the model [*], [*]. This will be available as two different model numbers. [*] and will be painted in EMC colors, as detailed by EMC specifications. All licensable software components will be licensed and enabled. The combination of hardware, firmware, and software revisions for Product will be under EMC control.

--------------------- ------------------ ---------------------------------------
     PACKAGING
--------------------- ------------------ ---------------------------------------
                             [*]                          [*]
--------------------- ------------------ ---------------------------------------
                             [*]                          [*]
--------------------- ------------------ ---------------------------------------
                             [*]                          [*]
--------------------- ------------------ ---------------------------------------
                             [*]                          [*]
--------------------- ------------------ ---------------------------------------
       DESIGN
--------------------- ------------------ ---------------------------------------
                             [*]                          [*]
--------------------- ------------------ ---------------------------------------
                             [*]                          [*]
--------------------- ------------------ ---------------------------------------
                             [*]                          [*]
--------------------- ------------------ ---------------------------------------
                             [*]                          [*]
--------------------- ------------------ ---------------------------------------
                             [*]                          [*]
--------------------- ------------------ ---------------------------------------
                             [*]                          [*]
--------------------- ------------------ ---------------------------------------
                             [*]                          [*]
--------------------- ------------------ ---------------------------------------
       ZONING
--------------------- ------------------ ---------------------------------------
                             [*]                          [*]
--------------------- ------------------ ---------------------------------------
                             [*]                          [*]
--------------------- ------------------ ---------------------------------------
                             [*]                          [*]
--------------------- ------------------ ---------------------------------------
                             [*]                          [*]
--------------------- ------------------ ---------------------------------------
                             [*]                          [*]
--------------------- ------------------ ---------------------------------------
     MANAGEMENT
--------------------- ------------------ ---------------------------------------
                             [*]                          [*]
--------------------- ------------------ ---------------------------------------
                             [*]                          [*]
--------------------- ------------------ ---------------------------------------
                             [*]                          [*]
--------------------- ------------------ ---------------------------------------
    DIAGNOSTICS
--------------------- ------------------ ---------------------------------------
                             [*]                          [*]
--------------------- ------------------ ---------------------------------------
                             [*]                          [*]
--------------------- ------------------ ---------------------------------------
                             [*]                          [*]
--------------------- ------------------ ---------------------------------------
    ENVIRONMENT              [*]                          [*]
--------------------- ------------------ ---------------------------------------
                             [*]                          [*]
--------------------- ------------------ ---------------------------------------
                             [*]                          [*]
--------------------- ------------------ ---------------------------------------
                             [*]                          [*]
--------------------- ------------------ ---------------------------------------
                             [*]                          [*]
--------------------- ------------------ ---------------------------------------
       POWER                 [*]                          [*]
--------------------- ------------------ ---------------------------------------
     REGULATORY              [*]                          [*]
     COMPLIANCE
--------------------- ------------------ ---------------------------------------
                             [*]                          [*]
--------------------- ------------------ ---------------------------------------

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

1.2     FIBRE ALLIANCE COMPATIBILITY

        SUPPLIER shall implement all [*], etc.) as defined in Attachment Y (included in exhibit D) and delivered as part of [*].


1.3     EMC CUSTOM FEATURES:

        1.3.1 [*]

        SUPPLIER shall cooperate with EMC to create [*] capability and [*] capability for maintenance of the Product. [*] is the capability [*] with the Product. [*] is the capability [*] configure, maintain, or diagnose issues. This functionality will be a combination of SUPPLIER software and EMC software. The SUPPLIER commits to work with EMC to design and implement such capability. It is agreed that only the specific EMC implementation of [*] is an EMC Custom Feature. This functionality is required in Phase I release of the Product.

        1.3.2 ADDITIONAL

        Additional EMC Custom Features will be defined through the course of this project and be added to this Exhibit from time to time as an amendment to this Agreement.


2.0     PHASE II REQUIREMENTS

The following items are to be available for EMC General Availability per the schedule defined in Exhibit D.

        2.1 GENERAL REQUIREMENTS:

                  2.1.1 [*]: Product will support a minimum of [*] each with at least [*] to support maximum performance [*]

                           [*] will be available with the [*]

                  2.1.2    [*] support:  [*]

                  2.1.3    [*]

                  2.1.4    [*]

                  2.1.5    [*]

                  2.1.6    [*]

                  2.1.7    [*]

                  2.1.8    [*]

        * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

        2.2 API REQUIREMENTS:

        [*] will be supplied at a minimum on the following [*]. The implementation of these [*] will not rely on [*]. Additional [*] will be supported in the future. All of the aforementioned is related to [*]. [*] shall be enabled at a future date when available [*].

        SUPPLIER will provide [*] for Product that allows for control and monitoring of the features identified below.

                [*]


                [*] considers the deployment of the above [*] to be separate and distinct from any [*] for purposes of internal development of [*] and [*] which invoke [*] on negotiated [*], reasonably acceptable [*]. Such [*] will include a [*] to distribute the [*] of version of the [*] solely as incorporated into the [*] and as incorporated into a [*] to be distributed to [*] (provided that such [*] may not be [*]). Furthermore, [*] will [*] the [*] on a [*] to [*] on negotiated [*] to [*]. [*] shall not [*] that [*] recommends, provided that nothing herein shall be construed to obligate [*] to [*] if 1) [*] that such [*] would result in [*] or [*] protection of [*] or 2) cause the [*] to be disclosed to [*].

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

3 PHASE III REQUIREMENTS

The following items to be available for EMC General Availability per the schedule defined in Exhibit D.

        3.1     GENERAL REQUIREMENTS:

                3.1.1   E-Port Compatibility Features:
                        [*]

                3.1.2   Fibre Alliance:
                        [*]

                3.1.3   EMC Custom Features:
                        [*]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

        3.2     API REQUIREMENTS:

                [*]

                        Functions:
                        [*]


4.0     PHASE IV REQUIREMENTS:

The following items are to be available for EMC General Availability per schedule defined in Exhibit D.

4.1     GENERAL REQUIREMENTS:

                4.1.1   [*]:

                        SUPPLIER shall implement [*] on all [*], [*]. Specific design changes to be detailed at a design review to be held between the companies not later than [*].

                        Software test and diagnostic support for this function shall be provided with Fabric OS [*].

                4.1.2   Fibre Alliance:
                        [*].

                4.1.3   Performance monitoring:
                        [*]

                4.1.4   [*] support:
                        [*]

                4.1.5   [*]:

                4.1.6   EMC Custom Features:
                        [*]


        4.2     API REQUIREMENTS:

                        [*]
                        FUNCTIONS:
                               -   [*]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

5.0     SUPPLIER ENHANCEMENTS AND CHANGES TO PRODUCT

SUPPLIER will provide EMC information about the features, functions and products described in Section 11.6 of the Agreement. Information about these changes shall be provided in the form of a specification and in a timely manner to allow EMC to comment and react to the proposed enhancements and or changes.

SUPPLIER shall allow EMC, as early as exposure to others, to review and shall include EMC as a participant in any specification or presentation made to industry standard bodies or consortiums from SUPPLIER'S initiation of the initiative. Such initiatives as plug-fests, SNIA proposals, Focus-Group work, etc. shall be included.

                                   EXHIBIT C:
              QUALITY ASSURANCE, PRODUCT DEVELOPMENT LIFECYCLE, AND
                              ESCALATION PROCEDURES


1.0     QUALITY ASSURANCE

        1.1     [*] PROCESS

        SUPPLIER shall perform a [*] on [*] whenever a [*] is initiated. Any [*] within the documented [*] shall be identified and corrected [*]. SUPPLIER shall perform a mutually agreed upon [*] whenever [*] is initiated. Any failures shall be identified and corrected [*].


        1.2     MANUFACTURING PRODUCTION TEST PROCESS

                1.2.1   SUPPLIER [*].

                1.2.2   SUPPLIER [*].

                1.2.3   SUPPLIER [*].

                1.2.4   SUPPLIER [*].

        1.3     SPARE PARTS

        Supplier shall test spare parts in [*].

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

2.0     OVERVIEW OF PRODUCT DEVELOPMENT LIFE CYCLE

Each of the product phases for PRODUCT will go through design, development, and delivery phases. These design, development, and delivery phases are outlined for the purpose of determining EMC and SUPPLIER responsibilities.

                2.0.1   CONCEPT EXPLORATION PHASE

                        This phase is used to scope the interdependencies of various pieces of Product and complete the initial design and specification work for the development of Product. It will result in requirements.

                2.0.2   REQUIREMENTS PHASE

                        This phase is used to define and document Detailed Requirements (Functional Specifications) for SUPPLIER's Product.

                2.0.3   DESIGN PHASE

                        This phase is used to complete the design effort and produce final versions of detailed requirements documents and test plan.

                2.0.4   IMPLEMENTATION PHASE (ALPHA)

                        This phase is used to develop and test of individual components. Combine and test components as a functionally complete product. The Product delivered at the end of this phase is considered `Alpha'.

                2.0.5   INTEGRATION AND VERIFICATION PHASE

                        This phase is used to integrate SUPPLIER's Product with EMC hardware and software, including performance analysis and tuning of SUPPLIER's Product and target operating system. Verification testing to ensure that SUPPLIER's Product meets their stated requirements. The Product delivered at the end of this phase is considered `Beta'.

                2.0.6   BETA PHASE

                        The Beta Phase starts upon delivery by SUPPLIER of the Beta version of SUPPLIER's Product and ends with the final acceptance of SUPPLIER's Product by EMC. The Beta Phase will be performed under responsibility of EMC. EMC will provide technical support for EMC software and hardware. SUPPLIER will provide technical support for Product.

                2.0.7   GENERAL AVAILABILITY (GA)

                        Complete and close the Beta Phase. SUPPLIER will provide EMC with Product for EMC first article acceptance testing.

2.1     PROGRAM MONITORING

The appropriate Phase for each SUPPLIER's Product will contain a more detailed description of the SUPPLIER's Product "Product Definition", identify project coordination contacts and specify project deliverables of SUPPLIER and EMC and their completion dates. The appropriate Product Definition for each release of SUPPLIER's Product, together with the body of this document, will be the basis and guide for conducting the Program Monitoring.

An initial version of the appropriate Product Definition will be created before the start of each release. An updated version will be created upon completion of the Concept Exploration phase. Further detailing and refinement will take place during the project as needed, in mutual agreement between EMC and SUPPLIER.

2.2     PROJECT DELIVERABLES AND ACCEPTANCE CRITERIA

This section gives an overview of the deliverables of the various project phases and the acceptance criteria that will be applied to these deliverables. A more detailed specification of deliverables will take place as part of the project planning and scheduling process.

        2.2.1   CONCEPT EXPLORATION AND REQUIREMENTS PHASES

SUPPLIER deliverables

Requirements (Functional Specifications): This document will formulate the requirements for each of the features. In addition, requirements in the following areas may be included:

                Description of each SUPPLIER component specific utility, including command line syntax gui descriptions, general functional description, and diagnostic strategy.

                Description of the fault limiting and error recovery policies.

Revisions of the Requirements will be issued during the project as needed. Both EMC and SUPPLIER shall agree upon revisions.

EMC deliverables

The Product Specification document is written by EMC to provide SUPPLIER with input covering at least the following subjects:

                Target Platform Identification.: What hardware and software platforms and configurations must be supported.

                Performance Requirements: Expected performance of the Product and how performance shall be measured.

                Applicable Standards: What industry standards are applicable for this product and how conformance shall be determined.

                Enumeration and description of product features deemed essential by EMC.

                Product packaging and installation requirements.

Acceptance Criteria: A specification of detailed acceptance criteria for Product, not covered by this document (if any).

Pass Criteria of Phase

                Detailed Requirements documents has been delivered from SUPPLIER to EMC and EMC provides written approval of Requirements document.

                The other deliverables described above have been delivered and meet the definition of content as given above.

        2.2.2 DESIGN PHASE

SUPPLIER deliverables

A detailed Engineering Specification shall further breakdown the requirements document from the Concept Phase. The document will provide reasonable evidence that the defined requirements will be met. The format of the documents is left to the discretion of the responsible designer.

EMC deliverables

Review and approve design document and provide feedback.

Pass Criteria of Phase

The deliverables mentioned above have been delivered with EMC requested changes made and meet the definition of content as given above.

        2.3.4 IMPLEMENTATION PHASE (ALPHA)

SUPPLIER Deliverables

The Test Plan will describe the manner in which the Integration and Verification Test of SUPPLIER's Product is performed and formulate the pass criteria for these test activities. It will cover functional conformance tests, load/stress tests, performance tests and white-box tests (Targeted Tests). It will not contain a detailed description of individual test cases. Revisions of the Test Plan will be issued as needed. Both EMC and SUPPLIER shall agree upon revisions.

Test Tools

Alpha version of Product: This will be a functionally complete, but neither fully tested nor performance tuned version of SUPPLIER's Product. It will include preliminary machine readable documentation (installation guidelines, online help, end-user documentation) and test report. The test report will include, all known bugs of the Alpha Version and pass or fail status against test plan as well as why failures occurred.

EMC Deliverables

There are no new EMC deliverables in this phase, but previously supplied deliverables may have to be updated.

Pass Criteria of Phase

Test plan and Test report delivered.

SUPPLIER Alpha Version of Product has been delivered and successfully passes the Alpha test suite.

Concurrence between EMC and SUPPLIER that any exceptions noted in the Test Report or outstanding Incident Reports are reasonable.

Concurrence between EMC and SUPPLIER that the Test Plan objectives have been met.

The other deliverables described above have been delivered and meet the definition of content as given above.

        2.2.4 BETA PHASE

Beta Objectives

Validate customer requirements

Validate new function in different real-world applications/environments

Generate customer success stories and references

Review documentation set

Validate support process

Validate training

Validate any escalation process between companies

Beta Program Entrance Criteria

EMC

1.  Internal Sales Order generated

2.  EMC agreement on level of function and platform support

3.  Signed Beta/ACT/Non-Disclosure Agreement from Customers

SUPPLIER

1.  Engineering Quality Assurance underway, with all acceptance tests executed.

2.  Documented List of Known Defects

3.  Draft Install Document

4.  Draft User Document

5.  Draft Release Notes

6.  No Severity 1 defects
        SUPPLIER deliverables

User Guide (DRAFT).

Updated Test Report.

Updated requirements (Functional Specification)


Beta Version of Product, including documentation: Verification Test Suite and Test Reports as described above will be delivered as part of the Beta Version. It will also include Machine Readable Documentation (release notes with build and installation guidelines, online help, end-user documentation - versions from which SUPPLIER's Product are derived, and a description of software specific deviations).

The Beta Phase starts upon delivery by SUPPLIER of the Beta Version of software and/or hardware. The Beta Phase will be performed under responsibility of EMC and end upon final acceptance of SUPPLIER's Product by EMC. SUPPLIER will provide technical support and will modify SUPPLIER's Product to resolve any exceptions uncovered during this phase.

EMC deliverables

Beta Agreements signed by customers.

Pass Criteria of Phase

Beta Program Exit Criteria as defined by EMC

SUPPLIER

All Documentation revised with updates

Written Known Defect List

Beta Site Summary Reports

No Sev 1 or Sev 2 Defects(unless exception) - Systems Outage or System
Degradation

No Data Corruption

No Application Failures

SUPPLIER start initiation of general availability

items above have been delivered and meet the definition of content as given above.

        2.2.5 GENERAL AVAILABILITY

SUPPLIER deliverables

Updated Test Report.

Final version of SUPPLIER's Products ready for general availability.


EMC deliverables

Written approval to SUPPLIER that all obligations for Phase have been met.

Pass Criteria of Phase

Items above have been delivered and meet the definition of content as given above.

2.3     OVERALL RESPONSIBILITIES

This section will cover the deliverables of both companies required to develop SUPPLIER's Products. It will also outline the phases leading to the development of the final products.

SUPPLIER responsibilities


SUPPLIER will develop the SUPPLIER software/firmware and hardware components and ensure compatability with the EMC hardware and EMC software and Fibre Alliance.

The SUPPLIER's Product will be developed at the SUPPLIER facilities, using development and test systems provided by SUPPLIER.

SUPPLIER will provide, test plans, definition of test environment and maintenance documentation to EMC.

SUPPLIER will test and validate the SUPPLIER's Product and provide EMC with test reports.

SUPPLIER shall implement all current and future Fibre Alliance content in accordance with this Agreement.

EMC responsibilities

EMC will review and provide input to SUPPLIER requirements document.

EMC will provide SUPPLIER employees with relevant technical information on the EMC hardware and software needed to perform the development of the SUPPLIER's Product, and contribute to the technical design and decision process by participating in technical meetings.

EMC will also perform reviews and acceptance testing (after the delivery of the Alpha code) on an ongoing basis throughout the entire process of the development of SUPPLIER's Product by SUPPLIER. EMC testing will not replace any testing done by SUPPLIER.

The Beta Test will be performed and arranged by EMC.

In order to fulfill these tasks in an efficient manner and to enable transfer of software related technology, EMC employees may work with SUPPLIER employees at SUPPLIER facilities and/or EMC facilities during the project. Detailed agreements will be reflected in the appropriate Product Definition for each phase of the project.

3.0     PROBLEM ESCALATION AND REPORTING

        3.1     PROBLEM SEVERITY LEVELS AND RESPONSE TIME

                3.1.1   SUPPLIER will provide support to EMC [*].

                3.1.2 SUPPLIER will respond and engage within [*] of EMC contacting SUPPLIER in regard to a defect.

                3.1.3 The incident priority scheme described below will be used.

Severity Level 1:  [*].

Severity Level 2:  [*].

Severity Level 3:  [*].

Severity Level 4:  [*].

SUPPLIER will use its best efforts to fix Priority 1 incidents and commercially reasonable efforts for Priority 2, 3, and 4 incidents reported by EMC engineering within the times listed below:

                  ----------------  --------------------

                  Severity           Time to fix
                  ================  ====================
                  1                  [*]
                  ----------------  --------------------

                  2                  [*]
                  ----------------  --------------------

                  3                  [*]
                  ----------------  --------------------

                  4                  * [*]
                  ----------------  --------------------

                  *  will be [*]

        3.2     CUSTOMER SERVICE ESCALATION PROCEDURE

                3.2.1 EMC Customer Escalation requirements are defined in Exhibit F, Technical Support

        3.3     ENGINEERING ESCALATION PROCEDURE

                3.3.1   Contacts:

                SUPPLIER will identify hardware and software engineering resources to work with EMC on engineering issues. At least [*] and [*] shall be [*] to SUPPLIER's engineering contact.

                3.3.2   [*] resources:

                [*]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT D:

                       SCHEDULES AND PROGRAM COORDINATION


1.0     SCHEDULE


The following schedule framework will define the delivery dates for the development and delivery phases as defined in Exhibits B and C. Within these phases, additional specifications and technical requirements are expected to be needed beyond the high-level requirements defined in Exhibit B. These specifications and requirements will be provided by EMC along the course of the project and will become part of the product requirements.

                       Fabric OS     SUPPLIER Code Freeze       Beta Start          GA date*
                       ---------     --------------------       ----------          --------
         Phase I           [*]              [*]                 [*]                  [*]

         Phase II          [*]              [*]                 [*]                  [*]

         Phase III         [*]              [*]                 [*]                  [*]

         Phase IV          [*]              [*]                 [*]                  [*]

        * [*]

Within the above schedule framework, detailed schedules of deliverables (specifications and other program materials) as defined in Exhibits B and C, shall be agreed upon within [*] of [*]. SUPPLIER has agreed that the [*], as per this agreement, shall be [*] and [*] as [*] prior to any additional [*] from SUPPLIER. SUPPLIER has agreed that the [*] , as per this agreement, shall be [*] and [*] as [*], prior to any additional [*] from SUPPLIER. SUPPLIER has further [*] that the [*], as per this agreement, shall be included in the [*] of SUPPLIER's [*] and the [*] of [*]. SUPPLIER shall incorporate these features in SUPPLIER's [*] and will [*] for their [*].

Additional schedules, product deliverables, and content beyond those defined in the Exhibits of this Agreement will be mutually agreed upon between the companies and will be provided as amendments to this Agreement.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

2.0     PROJECT COORDINATION CONTACTS


Within [*] days of signing this Agreement, each party will designate a number of project coordination contacts, as follows:

Product Business Manager: responsible for all interactions on product requirements and public communications.

Engineering Technical Manager: to oversee the development and quality of SUPPLIER's Product.

Engineering Program Manager: to expedite critical issues.

These contacts or their designees will participate, as necessary, in project meetings and status reviews to discuss project status and address any project related concerns. Contact persons for sales coordination will be specified seperately.

          -------------------------------- ------------------ -------------------
                                           SUPPLIER           EMC
          -------------------------------- ------------------ -------------------
          Product Business Manager         [*]                [*]
          -------------------------------- ------------------ -------------------
          Engineering Technical Manager    [*]r               [*]
          -------------------------------- ------------------ -------------------
          Engineering Program Manager      [*]                [*]
          -------------------------------- ------------------ -------------------

SUPPLIER shall assign a dedicated Engineering Program Manger to handle EMC business.


3.0     PROGRAM COORDINATION FORUMS

SUPPLIER and EMC will hold a [*] conference call to monitor program status, open issues, design issues, bugs, schedules, and any other item relevant to the program. Based on the program status, additional meetings may be needed and shall be mutually agreed upon by SUPPLIER and EMC.

A [*] program meeting will be held between the companies. Technical representatives for SUPPLIER and EMC will be present in person. This forum will be used as a high-level tracking and monitoring tool for the program. In addition to program reviews, parties will review product roadmap, technology roadmap, and planning activities. SUPPLIER shall respond to EMC's technology recommendations within [*] of the meeting. SUPPLIER shall provide EMC with an update within [*]of major changes in product direction.


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                  ATTACHMENT Y

FCMGMT-MIB
DEFINITIONS ::= BEGIN
  IMPORTS

         [*]


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT E

                              SUPPLIER QUALITY PLAN


1.0 INTRODUCTION

1.1 This document is the Quality Plan for SUPPLIER and defines the quality systems SUPPLIER will use to ensure that they meet the quality and on-time-delivery expectations of EMC.

1.2 With reasonable notice, EMC shall have the right to inspect and audit any SUPPLIER manufacturing or administrative site that supplies goods or services. EMC shall have the right to review relevant documents pertaining to quality information, procedures, certificates of conformance, etc. affecting materials received, at EMC's request.

2.0 DEFINITIONS

2.1 DOA (Dead-On-Arrival): Those [*] EMC customers within [*].

2.2 IQ (Installation Quality process): Any [*] in the first [*] initiates an IQ process to start. [*].

2.3 CLCA (Closed Loop Corrective Action process): Any failure within the [*], initiates a CLCA process. [*].

2.4 Quality Failure: Any failure that occurs during the [*] is considered in the calculation for the parts-per-million ("ppm") failure rate. This includes any and all functional and non-functional failures [*] that do not meet EMC's specifications. [*].

2.5 Reliability Failure: Any failure that occurs after the [*] of [*] after [*].

2.6 Serious Failures. Serious failures are defined [*].

2.7 Critical Failures: Critical Failures are defined [*].

2.8 Purge: [*].

2.9 ORT: (Ongoing Reliability Testing):

2.10 Routine Questions and Issues: Those questions and issues that do not address Quality Failures, Purges, or Quality Issues.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

3.0 PERFORMANCE REQUIREMENTS

3.1 The [*] stated in this section are requirements but the [*] are goals. SUPPLIER will work with EMC to define and work toward these goals and requirements. EMC will measure SUPPLIER during the [*] supplier performance reviews using these quality numbers.

3.2 The [*] remedial action [*] in the form of [*] a [*]

                                             MTBF    QTY         TOTAL
                                                                 FITS
[*]                                           [*]    [*]          [*]
[*]                                           [*]    [*]          [*]
                                                                  [*]
[*]                   [*]
[*]


Supplier agrees to [*] for the Product [*]. Supplier and EMC will jointly work together to increase the [*] during the [*] toward a goal of [*].

--------------------------------------------------------------------------------
      QUARTER       1Q2000            2Q2000            3Q2000            4Q2000
--------------------------------------------------------------------------------
          [*]        [*]               [*]               [*]               [*]
         GOAL
--------------------------------------------------------------------------------

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

3.3 [*] Inspection Audit -- Supplier will perform an [*] on [*] of product until EMC and supplier agree to move to a [*] approach. The [*] inspection audit will include, but not limited to, the following:

         3.3.1    [*]
         3.3.2    [*]
         3.3.3    [*]
         3.3.4    [*]
         3.3.5    [*]


4.0 TECHNICAL RESPONSIVENESS/SUPPORT

4.1 Routine Questions and Issues: SUPPLIER will provide [*] acknowledgment, by electronic mail ("email"), facsimile ("fax") or other method of communication agreed to by the parties, of all EMC requests for assistance with Routine Questions and Issues, including but not limited to questions regarding Product service and support. EMC shall have access to SUPPLIER's order fulfillment personnel, quality and/or technical personnel to assist EMC. SUPPLIER shall use [*] efforts to respond to EMC's requests for assistance within [*] of receipt of the request.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

4.2 Failure Analysis: [*] shall perform failure analysis on all failed Products [*]. Failure analysis will be a [*]. Failure analysis [*] must be completed within [*]. At EMC's request, the parties will meet to review [*] provided under this sub-Section.

4.3 Quality Issues: Quality issues must be responded to by SUPPLIER within [*] that such an issue exists. SUPPLIER will use [*] to completely close the [*] with [*] that will [*]. This is expected to occur within [*] to [*], depending on the nature of the issue.

4.4 Critical Failures: Critical Failures shall be considered to be highest priority [*].

4.5 EMC requires that communications be in writing or electronic mail, if requested.


5.0 GENERAL PARTNERSHIP REQUIREMENTS

5.1 SUPPLIER will:

5.1.1 Provide EMC with regular updates to Product futures/roadmaps.

5.1.2 Participate in Concurrent Engineering design reviews.

5.1.3 Participate in quarterly performance reviews and annual on-site audits.

5.1.4 Have [*] quality and reliability improvement plans and share those periodically with EMC. 5.1.5 Have pro-active problem notification and resolution with potential to adversely effect delivery, quality or price. This includes any [*] or [*] that could impact shipments or quality.


5.2 EMC and SUPPLIER will each provide the other with the names and telephone numbers of direct contacts. These lists will be updated as necessary.


6.0 KEY PROCESSES

6.1 SUPPLIER must comply with the SUPPLIER's ESD Policy.

6.2 SUPPLIER must utilize [*] techniques in maintaining [*].

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

7.0 QUALITY DATA PROVIDED

Each party shall provide the other with the information summarized in the table below. SUPPLIER will email the required information to EMC Quality personnel.


--------------------------------------------------------------------------------
         Field Metrics              Owner            Available
--------------------------------------------------------------------------------
         [*]                        EMC              [*]
                                    Quality Rep
--------------------------------------------------------------------------------
         [*]                        EMC              [*]
                                    Quality Rep
--------------------------------------------------------------------------------
         [*]                                         [*]
--------------------------------------------------------------------------------
         [*]                        SUPPLIER         [*]
                                    Quality Rep
--------------------------------------------------------------------------------
         [*]                        SUPPLIER         [*]
                                    Quality Rep
--------------------------------------------------------------------------------
         [*]                        SUPPLIER         [*]
                                    Quality Rep
--------------------------------------------------------------------------------

8.0 CORRECTIVE ACTION PROCESS

8.1 All [*] and [*] shall be resolved to root cause. These issues will be tracked by the EMC Supplier Engineer and communicated back to SUPPLIER.

8.2 [*]

8.3 Upon determining the [*] failure, [*] a corrective action plan, [*].

8.4 If SUPPLIER encounters a [*] on a Product sent from EMC, they will arrange for the Product to be sent back for [*].

8.5 When Product under warranty is sent to SUPPLIER, SUPPLIER [*] and thus `own' the defective Product. If SUPPLIER returns the Product to EMC for further analysis under sub-Section 8.4, above, SUPPLIER will [*].

9.0 REPAIR PROCESS

[*] test and inspection [*] shall be performed on field return Product prior to its return to EMC.

10.0 RELIABILITY ASSURANCE

SUPPLIER shall implement a method used to monitor the reliability of the Product. SUPPLIER will provide EMC [*].

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT F
                                TECHNICAL SUPPORT


1.0 SUPPORT LEVEL

1.1 EMC will provide all first-call technical support to its customers. SUPPLIER's technical support group will provide no services directly to EMC's customers, except as described herein. All technical support, as described in Sections 1 through 6 of this Exhibit, and Product Support under this Agreement will be provided at no charge to EMC, unless specified otherwise.

1.2 EMC shall ensure that its field personnel are trained in the installation, setup, and operational issues involving the Product. The SUPPLIER technical support group will provide technical support to EMC's trained engineering staff as needed to resolve installation, setup and operational issues involving the Product.

1.3 SUPPLIER will provide engineering level support to EMC's engineering staff as needed to isolate problem cause, make bug fixes to SUPPLIER supplied code, and produce the object code required by EMC to support and update the Products.

1.4 SUPPLIER technical support will be available via telephone during normal working days between the hours of 8:00 AM and 5:00 PM, Pacific Time. Support between [*], is available via answering service, [*]. Calls placed via the answering service will receive response from a SUPPLIER technical support representative within [*].

1.5 Technical information [*] will be made available as developed [*].

1.6 In the course of its investigations, SUPPLIER's technical support group may require that EMC's personnel be able to obtain [*]. EMC will ensure that its support staff has the equipment and the training necessary to obtain this information as follows:

       [*]

Fibre Channel Products:
Any fibre analyzer trace, [*].
Equipment List

1.7 In those cases where SUPPLIER personnel are required to make direct phone or field contact with a customer of EMC to obtain problem information, EMC will designate EMC's representative to be present for the duration of the customer contact.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

2.0 PROBLEM ESCALATION

2.1 When the SUPPLIER technical support group determines that it is unable to resolve the problem with its own resources, it will escalate the problem.

2.2 In those cases where [*], SUPPLIER will provide [*], for that purpose. If it is determined that [*].

2.3 If the SUPPLIER technical support group determines that the problem may be due to a defect in the SUPPLIER supplied Product, the problem will be escalated to SUPPLIER engineering via the normal SUPPLIER System Problem Report ("SPR") process. Priorities are in accordance with those defined in Exhibit C Section 3.0.


3.0 TECHNICAL CONTACTS

3.1 SUPPLIER and EMC will establish contacts to report problems, track status, exchange technical information, track build requirements, make bug fixes and coordinate the transfer of software files to and from a customer account on the SUPPLIER Support website.3.2 SUPPLIER

3.2.1 Technical Support Administrator. SUPPLIER will establish the Technical Support Administrator as the central contact point for receiving written problem reports and sending problem resolution status via Email or FAX. All verbal contacts with Technical Support should be made via supplied telephone numbers.

3.2.2 Development Engineering. SUPPLIER will [*] and provide engineering level support to EMC's engineering staff.

3.3 EMC

3.3.1 Problem Administrator. EMC will establish [*] as the counterpart to the SUPPLIER Technical Support Administrator to send problem reports and receive problem status.

3.3.2 Engineering. EMC will designate specific members of their engineering staff who are authorized to have engineering level contact with the designated SUPPLIER Engineer. However, EMC specified contacts are required to send problem reports and receive problem status via the Technical Administrator Support.


4.0 PROBLEM AND STATUS REPORTING

4.1 All problem reports will be submitted in a standard format using the sample form below. All reports will be submitted to the SUPPLIER Technical Support Administrator via Email or FAX.

                           PROBLEM REPORT SAMPLE FORM

[*]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

4.2 The SUPPLIER Technical Support Administrator will [*]; and, if the [*] from the [*].

4.3 In the event a [*], the [*] will [*].

4.4 SUPPLIER will use its [*] to record and track the status of all EMC reported problems.

5.0 SOFTWARE MAINTENANCE RELEASES

5.1 As part of the support program, SUPPLIER will provide production quality software maintenance releases as mutually agreed [*] to EMC. Maintenance releases will contain [*] and [*]. At a minimum, SUPPLIER will provide maintenance releases in accordance with the schedule set forth in Exhibit B [*].

5.2 Maintenance releases will be derived by [*].

5.3 The standard versions on which maintenance releases are based [*]. SUPPLIER will give EMC at least [*] days advance notice of upcoming standard releases, as well as offer EMC beta versions of all SUPPLIER standard releases should they be available.

5.4 Maintenance releases will typically be delivered to EMC for quality assurance ("QA") testing at about the time the SUPPLIER standard version is production released, but no less than [*] after EMC's request. Maintenance releases will be available for access by EMC in a secured account on the SUPPLIER web Server.

5.5 SUPPLIER will provide basic unit test of all code supplied to EMC, however, [*].

5.6 During the [*] is made [*]. In addition, [*].

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

6.0 [*] RELEASES

6.1 [*].

6.2 [*].

6.3 [*]:

6.4 [*].

7.0 MAINTENANCE AIDS

7.1 Subject to the terms and conditions of this Agreement, SUPPLIER grants to EMC a personal, non-exclusive, world-wide, no-cost, royalty-free and non-transferable right to use the Maintenance Aids listed in this Exhibit in connection with Products covered by an EMC warranty or Service Agreement during the term of that warranty or Service Agreement for the sole purpose of assisting EMC in providing warranty and maintenance services on the Products for Customers under the applicable warranty or Service Agreement. "Maintenance Aids" are hardware, software and other aids owned by SUPPLIER and used by SUPPLIER in furnishing maintenance services.

7.2 No title to or ownership of the Maintenance Aids is transferred to EMC, and any references to "sale" or "purchase" of the Maintenance Aids shall be deemed to mean "license on the terms contained in this Agreement." EMC shall reproduce and include SUPPLIER's copyright and other proprietary notices on and in any copies, including but not limited to physical and electronic copies of the Maintenance Aids. Neither EMC or any of its agents, independent contractors or consultants shall modify, enhance, supplement, create derivative works from, reverse assemble, reverse engineer, reverse compile or otherwise reduce the Software to human readable form without SUPPLIER's prior written consent.

7.3 In the event that new releases of the Maintenance Aids or additional Maintenance Aids are developed by SUPPLIER during the term of the Agreement, SUPPLIER will promptly notify EMC of the availability of such Maintenance Aids. At EMC's request, such additional Maintenance Aids will also be licensed to EMC on the terms herein and shall automatically be included as Maintenance Aids under this Exhibit.

7.4 SUPPLIER shall provide EMC with copies of Maintenance Aids documentation in English and as available, other language text and numeric forms, as are available from SUPPLIER. EMC acknowledges that there may not be documentation available for all Maintenance Aids. Except as provided herein, EMC shall have no right to copy the documentation for the Maintenance Aids.

7.5 SUPPLIER will use reasonable efforts to notify EMC of a planned discontinuance of the Maintenance Aids at least [*] days in advance of such discontinuance by SUPPLIER.

7.6 Upon termination or expiration of the continuing support period under this Agreement, EMC will immediately discontinue use of the Maintenance Aids and return, the all copies of the Maintenance Aids to SUPPLIER, within [*] days of such expiration or termination.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT G

                                  RMA PROCEDURE


1.0 When defective Product must be returned to SUPPLIER for repair or replacement, EMC shall contact SUPPLIER to obtain an RMA number. EMC shall submit the information required on SUPPLIER's return material authorization ("RMA") form and return the unit for repair or replacement.

2.0 Upon [*] of the completed [*] of each item noted. If [*] SUPPLIER will [*] will be returned [*]. Upon [*] of the [*] SUPPLIER will [*].

3.0 Upon [*] of the [*] the [*] and [*] it to [*]. All [*] will be [*]. SUPPLIER will [*] or with [*] and [*] will be [*].

4.0 If the returned Product is under warranty, SUPPLIER shall provide the repairs or a replacement unit to EMC at no charge.

5.0 If the returned product is not under warranty and is determined by SUPPLIER, in its sole judgment, not to be repairable, the following applies:

6.0 If the [*] is [*] but SUPPLIER [*] that [*] will be [*] of such and given the [*] to have the [*] at the [*]. If SUPPLIER [*] that the [*] will be notified and [*] to have the Product [*].

7.0 SUPPLIER shall return to EMC or to a location designated by EMC, freight prepaid by SUPPLIER, the [*] within [*] days from the date the Product is received at SUPPLIER.

8.0 EMC agrees to verify all failures prior to [*] and to supply details about the failure conditions and attributes as requested by SUPPLIER. In the event there is [*] with more than [*] of [*] to [*] for [*] over any [*] period, EMC and SUPPLIER agree to meet at either party's request to establish a corrective [*].

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT H

                                 PRODUCT REPAIR

This Exhibit sets forth the terms and conditions which govern the repair of the Products. Notwithstanding anything that may be construed to the contrary, EMC shall not have an obligation to purchase any Product repair from SUPPLIER under the Agreement. SUPPLIER may ship a repaired unit against an EMC open Purchase Order for new product or against a specific purchase order as requested by EMC.


1.0 REPAIR CYCLE TIME

SUPPLIER shall provide a maximum of [*] day standard cycle time on repair
Product.


2.0 PRODUCT SUPPORT AND PRODUCT SUPPORT DURATION

2.1 At EMC's request, SUPPLIER shall provide the Product support described in sub-Section 2.2, below. SUPPLIER shall provide Product support during the term of the Agreement and for a period of not less than [*] years following withdrawal of a Product as described in Section 15.0 of this Agreement. Charges for out of warranty Product repair are provided in Exhibit A to this Agreement.

2.2 Product support shall include, but not be limited to Product: (i) testing;
(ii) repair; (iii) upgrades where practical or mandatory; (iv) SUPPLIER's standard reporting; (v) failure analysis, and (vi) closed loop corrective action.

3.0 SCRAP

3.1 SUPPLIER shall make [*] efforts to repair all Product per EMC's specifications in Exhibit C.

3.2 Once a Product has been returned [*] SUPPLIER shall submit a scrap request to EMC's Supplier Engineer for review and authorization. SUPPLIER's requests for scrap authorization shall include the following information:

         3.2.1    [*].
         3.2.2    [*].
         3.23     [*].

3.3 EMC shall provide a timely response to SUPPLIER's scrap requests.

3.4 SUPPLIER may be [*] to [*] and [*]. EMC shall notify SUPPLIER of this requirement [*].

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT I


[EMC2 LOGO]                                    Agreement Number: _____________

                               CUSTOMER AGREEMENT
                                 EMC Corporation
                                171 South Street
                            Hopkinton, MA 01748-9103
Bill To:                                    Designated Site:
___________________________________         ___________________________

___________________________________         ___________________________

___________________________________         ___________________________

Customer Contact: ____________________      Phone Number: ______________
Hardware Install Contact: _______________ Phone Number: ______________ Support Contact: ______________________ Phone Number: ______________
Support Contact: ______________________     Phone Number: ______________

EMC's goal is to provide our customers with the best enterprise storage solutions in the industry. To this end, everyone in EMC's organization is dedicated to providing the highest quality Equipment, Software and Services.

This master Agreement establishes a simplified yet comprehensive way of doing business with EMC. First, this single Agreement covers all of EMC's Products -- not only the sale of Equipment, but also the licensing of Software and the provisioning of Product Maintenance and Professional and Training Services. Second, this Agreement eliminates the need for a separate agreement each time an EMC Product is needed. All that is required is an Order which must reference the Agreement Number.

Any Affiliate identified by Customer may also place an Order under this Agreement. Customer agrees to be responsible for the actions and obligations of such Affiliate.

Customer hereby acknowledges that Customer has read and understands this Agreement and agrees to the terms and conditions stated herein. This Agreement may only be amended by an addendum that is duly signed by both parties. Such an addendum would only apply to a single order unless it clearly states otherwise.


EMC CORPORATION                        CUSTOMER

EMC SIGNATURE BLOCK                    CUSTOMER SIGNATURE BLOCK

1. DEFINITIONS

AFFILIATE: Affiliate shall mean any entity that directly or indirectly controls, is controlled by, or is under common control with Customer. Control means control of more than fifty percent (50%) of outstanding shares or securities or an equivalent ownership interest.

AGREEMENT NUMBER: The number provided on the front page of this Agreement.

CORE SOFTWARE: EMC microcode and firmware that enable a Designated EMC System to perform its basic functions. Core Software does not include any Enterprise Storage Software.

DESIGNATED EMC SYSTEM: Equipment which is delivered to Customer at the Designated Site pursuant to this Agreement and is identified by the serial number set forth on the cabinet.

DESIGNATED SITE: Customer's facility where the Host CPU or Designated EMC System is located.

ENTERPRISE STORAGE SOFTWARE: Software licensed by EMC other than Core Software and Maintenance Aids, which consists of:

        I. HOST-BASED SOFTWARE: Software that is licensed for use on one or more Host CPUs, as designated by EMC and,

        II. SYMMETRIX-BASED SOFTWARE: Software that is licensed for use on the Designated EMC System and, if applicable, one or more Host CPUs, as designated by EMC.

EQUIPMENT: Items of hardware sold by EMC hereunder. The Equipment may be newly manufactured or remanufactured.

EQUIPMENT AND CORE SOFTWARE PRODUCT MAINTENANCE: A level of support for Equipment and Core Software provided by EMC as described below.

ENTERPRISE STORAGE SOFTWARE PRODUCT MAINTENANCE: A level of support for Enterprise Storage Software provided by EMC as described below.

HOST CPU: A central processing unit designated by Customer for operation with the Designated EMC System.

MAINTENANCE AIDS: Hardware, software and other aids used by EMC in furnishing Product Maintenance.

ORDER: An EMC generated order form or a customer order that references the Agreement Number.

PRODUCT MAINTENANCE: Equipment and Core Software Product Maintenance and Enterprise Storage Software Product Maintenance.

PRODUCTS: Equipment, Software and Services provided by EMC.

PROFESSIONAL SERVICES: Professional consulting services provided by EMC to Customer as described below.

SERVICES: Product Maintenance, Professional Services and Training Services and any other services provided under this Agreement.

SOFTWARE: Core Software, Enterprise Storage Software and any other software licensed by EMC to Customer. Software does not include Maintenance Aids.

SOFTWARE RELEASE: New revisions by EMC consisting of:

        I. MAINTENANCE RELEASE: A new revision of Software that includes corrections, updates and minor modifications to existing features.

        II. NEW RELEASE: A new revision of Software that expands or extends currently existing features, functions or capabilities.

        III. NEW VERSION: A new revision of Software that includes substantial new features, functions or capabilities.

TRAINING SERVICES: Training services provided by EMC to Customer as described below.

2. EQUIPMENT AND CORE SOFTWARE

A. LICENSE: Each Designated EMC System purchased under this Agreement shall include a fully paid up license to use the associated Core Software.

B. INSTALLATION: EMC will initially install Equipment and/or Core Software ordered by Customer at the Designated Site at no additional charge if (a) the Designated Site is within the service area of one of EMC's service locations, (b) Customer promptly notifies EMC of receipt of the Equipment and/or the Core Software and permits EMC access to the Equipment and/or Core Software at the Designated Site during EMC's normal business hours, and (c) the Equipment or Core Software have not been modified without EMC's written consent and/or subject to unusual physical or environmental stress, accident, neglect, misuse or other damage not caused by EMC.

C.  SUPPORT:

(1). Continuous Support: Equipment and Core Software Product Maintenance shall be subject to the terms of this Agreement and shall include (a) EMC keeping the Equipment and Core Software in good operating condition in conformance with applicable specifications, which includes remedial maintenance and the installation of engineering changes deemed necessary by EMC; (b) 24-hour English-language help line service, seven days per week, via telephone or other electronic media; (c) Maintenance Releases and New Releases; (d) documentation updates, as they become available; and (e) replacement of the Core Software at no charge if the media becomes destroyed or damaged so that such Core Software becomes unusable.

(2). Non-continuous Support: In the event Customer was not under warranty or Product Maintenance for the Equipment and Core Software, Equipment and Core Software Product Maintenance will commence upon EMC's certification that such Product is in good operating condition. Certification services shall be at EMC's then-current rates. Customer may receive the current release of the Equipment and Core Software by paying the omitted past maintenance fees for such Equipment and Core Software.

3. ENTERPRISE STORAGE SOFTWARE

A. LICENSE: Customer shall be licensed to use the Enterprise Storage Software so long as Customer complies with the terms of this Agreement.

B. SUPPORT: Enterprise Storage Software Product Maintenance shall be subject to the terms of this Agreement and shall include the following: (a) 24-hour English-language help line service, seven days per week, via telephone or other electronic media; (b) Software Release; (c) documentation updates, as they become available; and (d) replacement of the Enterprise Storage Software at no charge if the media becomes destroyed or damaged so that such Enterprise Storage Software becomes unusable.

4. PROFESSIONAL SERVICES

A. SCOPE: Each Order for Professional Services shall be referred to as a "Statement of Work" and shall be signed by (and may only be modified in writing and signed by) an authorized representative of Customer and EMC. Professional Services shall be provided by EMC in accordance with the agreed Statement of Work. Both parties anticipate that the Professional Services will be performed in several phases, where the results of a preliminary phase will likely impact the scope of services provided during a subsequent phase.

B. STAFF RESPONSIBILITY AND REPLACEMENT: EMC shall assume sole responsibility for the supervision of its consultants assigned to perform the Professional Services. If one of EMC's consultants resigns or is unable to complete his or her assigned portion of the Professional Services for any reason, EMC shall replace such consultant with a consultant of substantially equivalent qualifications under the same terms and conditions as are set forth in the Statement of Work.

C. ADJUSTMENTS TO MILESTONE COMPLETION DATES: If Customer is unable to provide information, support or assistance reasonably requested by EMC to perform the Professional Services in a timely manner as described in the applicable Statement of Work, then the completion date(s) for milestones identified in such Statement of Work shall be extended by the amount of time equal to the delay in Customer's response, as reasonably determined by EMC. Similarly, if Customer requests in writing the replacement of one of EMC's consultants, then the completion date(s) for milestones identified in such Statement of Work shall be extended by the amount of time required by EMC to replace that consultant (not to exceed 30 days) and the amount of time required to acclimate the replacement consultant to the Professional Services to be performed pursuant to that Statement of Work, as reasonably determined by EMC.

D. PROPRIETARY RIGHTS TO WORK PRODUCT

(1). Proprietary Rights and Work Product: All patents, copyrights, trade secrets, methodology, ideas, inventions, concepts, know-how, techniques or other intellectual property developed, provided or used by EMC during the course of this Agreement are and remain the property of EMC ("Proprietary Rights"). All written reports, analyses and other working papers delivered by EMC to Customer in the performance of EMC's obligations under any Statement of Work ("Work Product") belong to Customer. Nothing in this Agreement shall preclude EMC from developing, using or marketing services or materials which are similar or related to Work Product developed or performed pursuant to this Agreement.

(2). Customer Property: Any tangible materials furnished by Customer for use by EMC in connection with the Professional Services shall remain Customer's sole property. All such materials shall be returned to Customer upon receipt by EMC of final payment for all Professional Services.

(3). Customer License: Upon payment in full by Customer to EMC in accordance with the payment provision contained in the Statement of Work applicable to any particular Work Product, Customer, to the extent that Proprietary Rights are contained in the Work Product, is licensed to use Proprietary Rights on a non-exclusive, non transferable, royalty-free, worldwide basis for its own internal use. Customer shall not sublicense or otherwise transfer to any third party any rights to use Proprietary Rights.

5. TRAINING SERVICES

A. COURSES: EMC courses are listed in EMC's catalogs for Training Services and on EMC's website. These courses can be ordered by following the directions in the catalog or the website. Customized Training Services can be ordered as Professional Services.

B. REFUNDS: For Training Services courses offered through the catalog, refunds upon cancellation shall be as follows: (a) EMC will provide a full refund if written notice of cancellation is received two (2) weeks or more prior to the scheduled beginning of the selected catalog course; and (b) EMC will provide a 50% refund if written notice of cancellation is received less than two (2) weeks prior to the scheduled beginning of the selected catalog course.

C. SATISFACTION: If Customer is not reasonably satisfied with a catalog course, EMC will issue Customer a full credit toward another standard catalog course, upon written notice of such dissatisfaction.

6. GENERAL TERMS

A. ORDERS: Any Order must refer to the Agreement Number and must include information necessary to complete the associated transaction.

B. SOFTWARE:

(1). EMC grants to Customer a non-exclusive, non-transferable license to use the Software solely in conjunction with the Designated EMC System or Host CPU, as applicable, for which the Software was licensed.

(2). Customer shall not, without EMC's prior written consent, provide, disclose or otherwise make available Software in any form to any person other than Customer's employees, independent contractors or consultants, who shall use the Software solely for Customer's internal business purposes in a manner consistent with this Agreement. Customer shall be fully responsible to EMC for the actions of its employees, independent contractors and consultants.

(3). Customer may make one copy of the Software for back-up and archival purposes for use only in the case of a malfunction of Software, EMC Designated System or Host CPU, as applicable.

(4). Customer may, only after written notice to EMC, change the location of a Designated EMC System or Host CPU upon which the licensed Software is used to a replacement location. If Customer moves the Software to another Designated EMC System or Host CPU which has a different model number than the originally Designated EMC System or Host CPU, Customer agrees to pay, if applicable, an upgrade fee based on EMC's then-current price and upgrade policy and, at the next support anniversary date, agrees to pay applicable fees based upon the replacement model number.

(5). If Customer is granted a license to use Software in conjunction with a Statement of Work (a "Project License"), Customer shall have a non-transferable right to use the Software only for the purpose of conducting a specific project under such Statement of Work. The Project License term shall be for one (1) year or the completion of the project, whichever occurs first.

(6). Customer shall not use the Software on any device other than the Designated EMC System or Host CPU, as applicable, except that the Enterprise Storage Software may be temporarily transferred to a replacement Designated EMC System or Host CPU, as applicable (and deleted from the original Designated EMC System or Host CPU) if the Designated EMC System or Host CPU is inoperable due to malfunction or initiation of a disaster recovery program or is otherwise not able to use the Enterprise Storage Software.

(7). Ownership: No title to, or ownership of, the Software is transferred to Customer, and any references to "sale" or "purchase" of the Products, with respect to the Software, shall be deemed to mean "license on the terms contained in this Agreement." Customer shall reproduce and include EMC's copyright and other proprietary notices on and in any copies, including but not limited to partial, physical or electronic copies of the Software. Neither Customer nor any of its agents, independent contractors or consultants shall modify, enhance, supplement, create derivative works from, reverse assemble, reverse engineer, reverse compile or otherwise reduce to human readable form the Software without EMC's prior written consent. If Customer requires access to the source code of the Software in order to achieve interoperability of the Software with other software in the European Union or Norway, Customer shall provide EMC with written notice. EMC can then decide either: (i) to perform the work in order to achieve such interoperability and charge EMC's then-current rates for such work to Customer; or (ii) to permit Customer to reverse engineer parts of the Software in order to obtain such source code, but only to the extent necessary to achieve such interoperability. Customer shall promptly report to EMC any violation of this clause and shall take such further steps as may be reasonably requested by EMC to remedy any such violation and to prevent future violations.

(8). Secondary Purchaser: Customer's right to use the Software may not be assigned, sublicensed or otherwise transferred; provided however, that if Customer sells or transfers the Designated EMC System, EMC shall offer to license the Core Software and to render Equipment and Core Software Product Maintenance to any bona fide end user (hereinafter "Secondary Purchaser") to whom Customer has transferred the Designated EMC System pursuant to EMC's then-current standard terms and conditions, so long as such Secondary Purchaser is not deemed, in EMC's reasonable discretion, to be a competitor of EMC's. Whenever the Core Software is licensed to a Secondary Purchaser in accordance with this Paragraph, EMC shall offer to provide de-installation services for Customer and re-installation and certification for Equipment and Core Software Product Maintenance for the Secondary Purchaser at EMC's then-current applicable fees.

C. PRODUCT MAINTENANCE

(1). Warranty Period: Product Maintenance shall be provided at no additional cost during the respective warranty periods for (i) purchased Equipment which shall include Core Software and (ii) licensed Enterprise Storage Software.

(2). Continued Support: Prior to the end of the warranty period or after any subsequent continued support period, Customer shall be invoiced for continued Product Maintenance for Equipment, Core Software and/or Enterprise Storage Software; provided Customer may decline any subsequent invoicing in writing sixty (60) days prior to the end of the applicable warranty or continued support period.

(3). Support Procedures: Customer shall designate in writing a reasonable number of authorized contacts, as determined by Customer and EMC ("Support Contacts"), who shall initially report problems and receive support from EMC hereunder. A change to the authorized Support Contacts by Customer must be submitted in writing to EMC by one of Customer's duly authorized representatives.

(4). Software Releases: EMC shall provide Software Releases as part of Product Maintenance. A Software Release does not include new Products. A Software Release is treated as Software and is covered by the license to the original Software.

(5). Alterations and Attachments: EMC does not restrict Customer from making alterations or installing other products in or with the Equipment at Customer's expense, but Customer will be responsible for any inspection fees and/or additional charges resulting from such activities; if the alterations or attachments prevent or hinder EMC's performance of Product Maintenance, Customer will, upon EMC's request, take appropriate action to facilitate EMC's performance of Product Maintenance.

(6). Maintenance Aids: Maintenance Aids (including diagnostic tools) for aiding the provision of Product Maintenance are owned by EMC and provided at Customer's site for use by EMC's personnel. Customer agrees to use its best efforts to prevent the unauthorized use or disclosure of Maintenance Aids. Customer will not allow copies to be made of any Maintenance Aids. Customer further agrees to allow EMC, upon reasonable notice, to enter the Designated Site(s) to remove Maintenance Aids. Nothing hereunder grants to Customer a license to make use of Maintenance Aids in any way.

(7). Replacement Parts: All Equipment and Software (or parts thereof) that are replaced under Product Maintenance shall be owned by EMC. Customer shall return what has been replaced upon EMC's request.

D. CUSTOMER'S RESPONSIBILITIES: Customer shall promptly fulfill the following responsibilities at no charge to EMC.

(1). Customer agrees to (i) promptly notify EMC when Products fail; (ii) allow EMC access to any Product needed to perform Services or implement the terms of this Agreement; (iii) furnish necessary facilities (suitable work space, computers, power, light, phone, software and equipment reasonably required by
EMC); and (iv) maintain site environment consistent with Product specifications. Customer shall ensure that EMC is licensed or otherwise permitted to use any software which Customer makes available for EMC's use.

(2). Customer agrees to notify EMC of any movement of the Product when such movement is by anyone other than EMC and agrees to allow EMC to inspect the Product at the new location at EMC's then-current rate for such inspections.

(3). Customer shall appoint representatives to provide EMC assistance and information in connection with EMC's performance of Product Maintenance and Professional Services. Each Customer representative shall be familiar with Customer's requirements and shall have the expertise and capabilities necessary to permit EMC to undertake and complete such Services.

E. PAYMENT TERMS

(1). Products: Customer shall pay EMC's invoiced amount for the Products.

(2). Equipment and Core Software Product Maintenance: EMC shall invoice an additional amount to Customer for (i) service calls outside of EMC's service area; (ii) service for causes not attributable to normal usage or wear; and
(iii) refurbishment services.

(3). Enterprise Storage Software: Customer shall pay a one-time license fee for Enterprise Storage Software. Unless Customer has prepaid for Enterprise Storage Software Product Maintenance, EMC shall invoice Customer for such Enterprise Storage Software Product Maintenance prior to the end of the warranty period at EMC's then-current price.

(4). Professional Services: Customer shall pay EMC the agreed amounts in the Statement of Work upon invoice.

(5). General: Subject to credit approval by EMC, payment for Products is due net thirty (30) days from the date of EMC's invoice. If payment is delayed, EMC may charge Customer interest at a rate equal to the lesser of 1.5% per month or the maximum lawful interest rate under applicable law from the due date until payment is received by EMC. All payments shall be in US dollars. Notwithstanding the foregoing, payment for Training Services for courses offered through EMC's course catalog shall be made prior to the start of the course.

(6). Security Interest: Customer hereby grants to EMC a purchase money security interest in Equipment and Software purchased or licensed by Customer and all proceeds thereof for the full amount of the purchase price and any costs and charges incurred by EMC in connection therewith. At EMC's request, Customer shall sign any documents, including one or more financing statements, and take any other action required by law to perfect the security interests that may be granted hereunder. Upon full payment by Customer, such security interests and/or security filings shall be released.

F. DELIVERY: Delivery of Equipment and Software will be F.O.B. common carrier at EMC's plants. Unless Customer instructs EMC to use a particular common carrier, EMC will select a common carrier and arrange for shipment and insurance at Customer's expense. At EMC's option, Software may be delivered via the internet or by similar means.

G. ACCEPTANCE: Acceptance will occur for Equipment and/or Software to be installed by EMC: (a) upon successful completion of EMC's standard acceptance procedures to be performed by EMC during installation; or (b) thirty (30) days after shipment by EMC if EMC is unable to install because of Customer's acts or omissions to act. Acceptance for other Equipment and/or Software not to be installed by EMC shall occur seven (7) days after shipment by EMC of such Equipment and/or Software.

H. PRODUCT CHANGES: EMC reserves the right, at its expense, to make changes to the Products: (a) upon reasonable notice to Customer, when such changes do not adversely affect interchangeability or performance of the Products; (b) when EMC believes changes are required for purposes of safety or reliability; or (c) when EMC is required by law to do so. Customer shall give EMC reasonable access to the Products for such purpose; failure to permit EMC to effect these changes shall allow EMC to terminate Product Maintenance for all affected Products without liability and without refunding to Customer any fees already paid for such Product Maintenance.

I. DOCUMENTATION: EMC will provide Customer with one (1) then-current end-user manual set with each article of Equipment and Software shipped under this Agreement. Additional manuals or updates may be obtained from EMC. Customer shall have a non-exclusive, non-transferable right to use such documentation only at the Designated Site for its own internal use. Customer shall have no right (i) to permit any third party to access or use such documentation, or (ii) to copy or create derivative works of such documentation, whether for Customer's internal use or otherwise.

J. PATENT AND COPYRIGHT

(1). If Customer notifies EMC promptly in writing of any action (and all prior related claims) brought against Customer alleging that Customer's sale, use or other disposition of any Equipment, Customer's use of any Software or its receipt of any Service infringes a valid United States patent or copyright, EMC will defend that action at its expense and will pay the costs and damages awarded against Customer in the action, provided (i) that EMC shall have sole control of the defense of any such action and all negotiations for its settlement or compromise and (ii) Customer provides all reasonable assistance requested by EMC. If a permanent injunction is obtained in such action against Customer's use or receipt of such Product or if in EMC's opinion such Product is likely to become the subject of a permanent injunction, EMC will at its option and expense either procure for Customer the right to continue using or receiving such Product, replace or modify such Product so that it becomes non-infringing or pay Customer a refund based on a straight line depreciation of the price of such Equipment and/or Software over five (5) years upon return of the Equipment and/or Software to EMC or refund the unused amounts paid to EMC for discontinued Product Maintenance, as the case may be.

(2). EMC shall have no liability to Customer if the alleged infringement is based on (i) use, sale or receipt of any of the Products in combination with other equipment, software or services not provided by EMC; (ii) use of any of the Products in a manner or for a purpose for which they were not designed;
(iii) use of the Software, when use of a Software Release which EMC has made commercially available would have avoided such infringement; (iv) any modification to any of the Products not made by EMC, or any modifications to any of the Products made by EMC pursuant to Customer's specific instructions; or (v) any intellectual property right owned or licensed by Customer or any of its Affiliates.

(3). THIS PATENT AND COPYRIGHT SECTION STATES EMC'S ENTIRE LIABILITY WITH RESPECT TO ALLEGED INFRINGEMENTS OF PATENTS, COPYRIGHTS AND OTHER INTELLECTUAL PROPERTY RIGHTS BY THE PRODUCTS OR ANY PART OF THEM OR BY THEIR OPERATION, USE OR RECEIPT.

K. WARRANTY

(1). Warranty for Equipment and Software

(a). EMC warrants that the Equipment and the Core Software shall be free from material defects in materials and workmanship and that the Equipment and the Core Software shall perform substantially in accordance with EMC's written specifications for such Equipment and Core Software for two (2) years from Acceptance, under normal use and regular recommended service. Notwithstanding the above, Equipment known as EDM products is only warranted for one (1) year from Acceptance.

(b). EMC warrants that the Enterprise Storage Software shall, under normal use, perform substantially in accordance with EMC's written specifications for such Enterprise Storage Software. The warranty period for Enterprise Storage Software shall be for a period of ninety (90) days from Acceptance.


(c). EMC's entire liability and Customer's exclusive remedy under the above two warranties described in the two preceding paragraphs shall be for EMC to use reasonable efforts to remedy material defects covered by these warranties within a reasonable period of time or, at EMC's option, either to replace the non-conforming Equipment or Software or to refund the amount paid by Customer for such Equipment or Software, as depreciated on a straight line basis over a five (5) year period upon return of such Equipment or Software to EMC. EMC does not warrant that the operation of the Software will be uninterrupted or error free, or that all Software defects can be corrected. All Equipment and Software that is replaced pursuant to this paragraph shall be owned by EMC. Customer shall return the replaced Equipment and Software to EMC upon EMC's request.

(2). Warranty for Services: EMC shall perform Services in a workmanlike manner and in accordance with each Statement of Work, if applicable.

(3). Disclaimer of Warranties: EXCEPT AS EXPRESSLY STATED IN THIS WARRANTY SECTION, EMC MAKES NO WARRANTIES, EXPRESS OR IMPLIED, WRITTEN OR ORAL, BY OPERATION OF LAW OR OTHERWISE, OF ANY PRODUCTS FURNISHED UNDER OR IN CONNECTION WITH THIS AGREEMENT. EMC DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR PARTICULAR PURPOSE, TITLE, OR NON-INFRINGEMENT AND THOSE WARRANTIES ARISING BY STATUTE OR OTHERWISE IN LAW OR FROM A COURSE OF DEALING OR USAGE OF TRADE.

L. LIMITATIONS ON PRODUCT MAINTENANCE AND WARRANTIES:

(1). EMC shall not be required to support any releases of any Software other than the current release and the immediately prior release of such Software. Enterprise Storage Software Product Maintenance does not include Equipment upgrades. Product Maintenance for a Software Release other than the current or immediately prior release will be provided on an as available basis at EMC's standard time and material fees. In the event that Customer was not under warranty or Product Maintenance for such Software, Customer may receive the current release of such Software by paying (x) a one-time reinstatement fee and
(y) omitted past maintenance fees for such Software.

(2). Product Maintenance and the warranties described above do not include services required or efforts to remedy, repair or replace Products as a result of: (i) accident or neglect; (ii) problems relating to or residing in other hardware, software or services with which the Products are used; (iii) installation of the Products not in accordance with EMC's instructions or their specifications; (iv) use of the Products in an environment, in a manner or for a purpose for which they were not designed; and (v) installation, modification, alteration or repair of the Equipment or the Software by anyone other than EMC or its authorized representatives. EMC will have no service or warranty obligations whatsoever with respect to Equipment that has been moved without EMC's consent, Software which is installed on hardware other than Equipment or Host CPU, or Equipment or Software on which the original identification marks have been removed or altered.

M. DISCLAIMER AND LIMITATIONS OF LIABILITY

(1). EXCEPT AS IS PROVIDED IN THE ABOVE PATENT AND COPYRIGHT SECTION, EMC'S LIABILITY ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, THE SALE OF EQUIPMENT, THE LICENSE OF SOFTWARE, THE PROVISION OF SERVICES AND THE USE, PERFORMANCE, RECEIPT OR DISPOSITION OF SUCH EQUIPMENT, SOFTWARE OR SERVICES, WHETHER BASED UPON WARRANTY, CONTRACT, TORT OR OTHERWISE, SHALL NOT EXCEED THE LESSER OF THE [*] PAID BY CUSTOMER (OTHER THAN REIMBURSEMENT OF EMC'S EXPENSES) FOR SUCH EQUIPMENT, SOFTWARE AND/OR SERVICES DURING THE IMMEDIATELY PRECEDING [*] OR[*]. EMC'S LIABILITY FOR DAMAGES SHALL BE LIMITED TO DAMAGES CAUSED BY EMC'S SOLE NEGLIGENCE, AND IS FURTHER LIMITED BY THE WARRANTY SECTION OF THESE GENERAL TERMS AND CONDITIONS. CUSTOMER WAIVES THE RIGHT TO BRING ANY CLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT MORE THAN EIGHTEEN MONTHS AFTER THE CAUSE OF ACTION UPON WHICH THE CLAIM IS BASED.

(2). IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER OR ANY OTHER PERSON OR ENTITY FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS, LOSS OF DATA OR LOSS OF USE DAMAGES) ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, THE SALE OF EQUIPMENT, THE LICENSE OF SOFTWARE, THE PROVISION OF SERVICES, AND THE USE, PERFORMANCE, RECEIPT OR DISPOSITION OF SUCH EQUIPMENT, SOFTWARE OR SERVICES, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR LOSSES.

N. TERMINATION

(1). Equipment and Core Software Product Maintenance: Customer may terminate Equipment and Core Software Product Maintenance for a Product by giving sixty
(60) days prior written notice. No refunds for Equipment and Core Software Maintenance shall be made upon such termination. In addition, either party may terminate Equipment and Core Software Product Maintenance for failure of the other party to comply with the terms of this Agreement provided that the terminating party has given thirty (30) days written notice specifying the failure and the other party has not remedied such failure within such time. EMC reserves the right to change the scope of Product Maintenance, provided that Customer receives at least ninety (90) days prior written notice of such changes.

(2). Software Licenses:

EMC shall have the right to terminate without liability any of Customer's licenses to the Software granted pursuant to this Agreement if Customer fails to comply with the terms and conditions of this Agreement and then fails to cure such failure within thirty (30) days after receiving written notice thereof from EMC. Upon notice of termination, Customer shall immediately cease to use all copies of the terminated Software, and shall return or destroy the terminated Software and all portions and copies thereof.

(3). Termination of Professional Services and Training Services:

(a). Suspension of Services: EMC may suspend without liability its performance of the Professional Services and Training Services if Customer is in arrears of any financial obligation to EMC.

(b). Termination Rights: If a party materially breaches the terms of this Agreement in relation to a Statement of Work, the other party shall give the breaching party written notice of such breach. If the breaching party fails to cure such breach within thirty (30) days after notice thereof, then the non-breaching party may terminate all Statements of Work. However, termination of a Statement of Work does not terminate this Agreement. In addition, either party may terminate all Statements of Work upon written notice if the other party shall become insolvent or bankrupt or makes an arrangement with its creditors or go into liquidation.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

(c). Payments Upon Termination: If Customer elects to discontinue any of the Professional Services prior to the completion of the next milestone to be achieved under a Statement of Work, Customer shall pay to EMC the next outstanding milestone payment (and all prior milestone payments) on such Statement of Work.

(4). Survival of Terms: Termination of this Agreement shall not prejudice any rights or relieve any obligations of either party that have arisen on or before the date of termination. EMC and Customer agree that Sections 3A, 4D, 6 B, C(4) and (6), E, H, I, J, K, L, M, N (2) and O shall survive the termination of this Agreement.

O. MISCELLANEOUS

        (1). ASSIGNMENT: Customer shall not assign this Agreement or any of its rights or obligations hereunder without EMC's prior written consent. EMC may assign this Agreement and its rights hereunder without Customer's prior consent:
(i) to any individual or business entity controlling, controlled by or under common control with EMC; or (ii) to the purchaser of all or substantially all of EMC's assets or stock, through merger, consolidation or otherwise. Notwithstanding anything contained in this provision to the contrary, no later than ten (10) days after shipment of Equipment, Customer may notify EMC in writing of its designation of a leasing company to finance any Equipment through a conventional equipment financing lease. In connection therewith, EMC, Customer and the leasing company must sign a mutually agreeable assignment agreement. If the foregoing notice is not received by EMC within the specified ten-day period or such assignment agreement is not executed within ten (10) days after such Customer's notice, then Customer shall pay the purchase price and all applicable taxes on the due date stated in the original invoice.

        (2). ENTIRE AGREEMENT: This Agreement is the complete statement of the contract between Customer and EMC with respect to the Products. No modification or amendment of this Agreement shall be binding unless it is in writing and signed by authorized representatives of Customer and EMC. In the event of any conflict or inconsistency between the terms of this Agreement and any Order, the terms of this Agreement shall control and prevail.

        (3). GOVERNING LAW: This Agreement shall be governed, interpreted and construed in accordance with, and any arbitration hereunder shall apply, the laws of the Commonwealth of Massachusetts, USA, excluding: (i) its conflict of laws rules and (ii) the United Nations Convention on Contract for the International Sales of Goods.

        (4). ARBITRATION: Any dispute, controversy or claim arising out of or relating to this Agreement or to a breach hereof, including its interpretation, performance or termination, shall be finally resolved by arbitration. The arbitration shall be conducted by one (1) arbitrator appointed jointly by EMC and Customer or, if they cannot agree, by the President of the American Arbitration Association ("AAA"). The arbitration shall be conducted in English in accordance with the commercial arbitration rules of the AAA. The arbitration, including the rendering of the award, shall take place in Boston, Massachusetts, USA and shall be the exclusive forum for resolving such dispute, controversy or claim. The decision of the arbitrator shall be binding upon the parties hereto, and the expense of the arbitration (including without limitation the award of reasonable attorney's fees to the prevailing party) shall be allocated as determined by the arbitrator. The decision of the arbitrator shall be executory, and judgment thereon may be entered by any court of competent jurisdiction. Notwithstanding anything contained in this provision to the contrary, EMC shall have the right to institute judicial proceedings against the other party or anyone acting by, through or under such other party, in order to enforce the EMC's rights hereunder through reformation of contract, specific performance, injunction or similar equitable relief.

        (5). APPLICABLE TAXES: In addition to the charges due under this Agreement, Customer is responsible and shall pay or reimburse EMC for all sales, use, excise, withholding, VAT, personal property and other similar taxes, duties or tariffs resulting from this Agreement, except for taxes based on EMC's net income.

        (6). USE OF NAME: EMC may use Customer's name in lists of EMC's customers.

        (7). SEVERABILITY: If any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable because it is invalid or in conflict with any law of any relevant jurisdiction, the validity of the remaining provisions shall not be affected.

        (8). EXPORT: Customer agrees to comply with all applicable United States export control laws and regulations, and will obtain any export and/or re-export authorization required under the Export Administration

Regulations of the US Department of Commerce and other relevant regulations controlling the export of the Products or related technical data.

        (9). US GOVERNMENT DATA RIGHTS: The Software is "commercial computer software" or "commercial computer software documentation." If Customer is a unit or agency of the United States Government, then the United States Government's rights with respect to the Software are limited by the terms of this Agreement, pursuant to FAR Section 12.212(a) and/or DFARS Section 227.7202-1(a), as applicable.

        (10). NOTICES: All notices to EMC shall be in writing, directed to EMC at EMC's address indicated on the first page of this Agreement, to the attention of EMC's Office of the General Counsel. All notices to Customer shall be in writing, directed to the address and individual indicated on the first page of this Agreement. Notwithstanding the foregoing, if a contact person is designated, such as is the case with Professional Services, notices shall be sent to such designated contact persons in addition to notices to be sent as stated above.

                                    EXHIBIT J
                                DROP SHIP PROGRAM

Drop ship program to be developed and inserted in this exhibit within 30 days of Agreement execution.

                                    EXHIBIT K

                               INDEMNITY [*] LIST

[*]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT L

                                 EMC CORPORATION

                            ADVANCED CUSTOMER TESTING

                              PRODUCT TEST EXHIBIT

                                     BETWEEN

                             EMC CORPORATION ("EMC")
                                       AND

                     BROCADE COMMUNICATIONS INC. (SUPPLIER)
                     --------------------------------------
                                  ("SUPPLIER")

                             1901 GUADALUPE PARKWAY
                             ----------------------
                                     ADDRESS

                               SAN JOSE, CA 95131
                               ------------------
                                CITY, STATE, ZIP

SUPPLIER and EMC hereby agree that from time to time SUPPLIER may perform testing of EMC Products. EMC Products subject to such testing as shall be identified in a Schedule to this Exhibit L in the form of Schedule A hereto. Testing shall be conducted in accordance with this Product Test Exhibit L and the applicable Schedule (collectively the "Exhibit L").


The following terms and conditions shall apply to this Exhibit L:

1. DEFINITIONS

1.1     PRODUCT TEST SITE ("PTS"): SUPPLIER's facility listed on the Schedule.

1.2 DESIGNATED EMC SYSTEM(s): The storage system(s) delivered by EMC to the PTS pursuant to this Exhibit L or pursuant to a previous Exhibit L between SUPPLIER and EMC and identified by the serial number set forth on the storage system cabinet.

1.3 EQUIPMENT: The items of hardware furnished by EMC under this Exhibit L and listed on the Schedule. The Equipment may be newly manufactured, re-manufactured and/or provided by a third party.

1.4 HOST CPU: A SUPPLIER-designated central processing unit that is permitted to use the Enterprise Storage Software for operation with the Designated EMC System at the PTS.

1.5 CORE SOFTWARE: Those programs, microcode and firmware provided by EMC to SUPPLIER which enable the Designated EMC System to perform its basic storage functions. Core Software does not include any Enterprise Storage Software.

1.6 ENTERPRISE STORAGE SOFTWARE: The separately identified programs listed on the Schedule.

        1.6.1 SYMMETRIX-BASED SOFTWARE: Enterprise Storage Software which operates on the Designated EMC System.

        1.6.2 HOST-BASED SOFTWARE: Enterprise Storage Software which operates on the Host CPU.

1.7     SOFTWARE: The Core Software and the Enterprise Storage Software.

1.8 EMC PRODUCTS: The Equipment and/or Software provided under this Exhibit L including those items listed on the Schedule hereto.



2. PRODUCT TEST PURPOSE

        EMC's product tests are conducted to analyze the functionality, performance, compatibility and reliability of the EMC Product(s). All tests are conducted jointly between EMC and SUPPLIER and may require frequent interaction between EMC personnel and a technical representative from SUPPLIER's data center operation. SUPPLIER will be given specific test plan(s) and objectives of individual product test(s). Additionally, SUPPLIER will provide EMC the opportunity to correct any failure related to the EMC Products, at a mutually convenient time and within a reasonable timeframe, in order to continue product testing.


3. PRODUCT TEST PLAN

3.1 UPON SUPPLIER'S AGREEMENT TO CONDUCT A PRODUCT TEST, EMC WILL PROVIDE A PRODUCT TEST PLAN (PTP). THE PTP WILL CONTAIN SPECIFIC INFORMATION REGARDING PRODUCT TEST DYNAMICS INCLUDING BUT NOT LIMITED TO OBJECTIVES, HARDWARE AND/OR SOFTWARE REQUIREMENTS, INSTALLATION PROCEDURES, TEST OPERATIONS, TEST DATA AND REPORTING REQUIREMENTS, DELIVERABLES, AND POINTS OF CONTACT. PRIOR TO PRODUCT TEST COMMENCEMENT, SUPPLIER WILL BE EXPECTED TO REVIEW THE PTP AND PROVIDE CHANGES AND/OR RECOMMENDATIONS TO THE PRODUCT TEST, IF NECESSARY, BASED ON KNOWLEDGE OF SUPPLIER'S RESOURCES, OPERATING ENVIRONMENT AND SCHEDULES.

3.2 EMC SHALL, AT NO COST TO SUPPLIER, DELIVER THE APPLICABLE PRODUCTS TO SUPPLIER AND, AS NECESSARY, HELP SUPPLIER INSTALL SUCH PRODUCTS. EMC SHALL PROVIDE SUPPLIER WITH NECESSARY DOCUMENTATION TO ENABLE SUPPLIER TO TEST THE PRODUCTS.


4. PRODUCT TEST TIMELINE

        Upon finalization of the PTP, a technical representative(s) from SUPPLIER's data center operation and EMC representative(s) will establish a product test Timeline. This requirement will establish a mutually agreed duration to the time-critical product test(s) to be conducted.


5. PRODUCT TEST SUSPENSION

        SUPPLIER has the right to temporarily suspend the EMC Product tests should the EMC Products create conditions that negatively impact the SUPPLIER's test environment. If it is necessary to de-install the EMC

Products in order to correct the problem, only EMC is authorized to de-install the EMC Products, with the exception of Host Software, which SUPPLIER is authorized to de-install upon request by EMC. Should SUPPLIER de-install the EMC Products, EMC reserves the right to terminate this Exhibit L and demand return of the EMC Products.


6. INAPPROPRIATE USE OF EMC PRODUCT(S)

        SUPPLIER shall not directly or indirectly use any of the EMC Products for any other purpose, except for those purposes expressly stated in this Exhibit L, or mutually agreed to in writing by both the SUPPLIER and EMC. EMC is not liable whatsoever for any SUPPLIER losses, either equipment, data and/or monetary, resulting from such use.


7. EMC PRODUCT TEST RESULTS REPORTING

7.1 In order to determine and/or confirm performance capabilities of the EMC Products in SUPPLIER's specific hardware and software environment, SUPPLIER agrees to provide EMC with data relating to the use of the EMC Products including but not limited to: (1) data relating to the use of the Products in an interoperability test environment; and (2) data resulting from tests performed according to the PTP defined under section 3 of this Exhibit L.

7.2 Any and all test data will be considered Confidential Information as that term is defined herein and is subject to the provisions of section 21 of this Agreement. On occasion, select EMC prospects will receive information related to the testing of the EMC Products without the mention of SUPPLIER's name. Use and publication of test data is at the sole discretion and control of EMC.

7.3 Prior to the disclosure of information specifically related to SUPPLIER, EMC will obtain prior written approval from SUPPLIER.


8. POINTS OF CONTACT

        The exclusive points of contact with respect to the transmission and control of test data under this Exhibit L are designated by the respective parties as follows:


EMC:                                    SUPPLIER:

[*]                                     [*]
-------------------------------         ---------------------------------------
(Name)                                  (Name)
ACT Manager                             Vice President, Interoperability
-------------------------------         ---------------------------------------
(Title)                                 (Title)
171 South Street                        1901 Guadalupe Parkway
-------------------------------         ---------------------------------------
(Address)                               (Address)
Hopkinton, MA 01738                     San Jose, CA 95131
-------------------------------         ---------------------------------------

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

9. OWNERSHIP OF RIGHTS

9.1 All applicable rights in patents, copyrights and trade secrets in the EMC Products shall remain in EMC, exclusively.


10. SOFTWARE LICENSE

10.1 EMC grants to SUPPLIER a non-exclusive, non-transferable license (without the right to sublicense) to use the Software included with Equipment during the term of this Exhibit L, solely in conjunction with such Equipment, and only for SUPPLIER's own internal purposes. If no Equipment is furnished by EMC hereunder, EMC grants to SUPPLIER a non-exclusive, non-transferable license (without the right to sublicense) to use the Software furnished under this Exhibit L, solely in conjunction with a Designated EMC System, and only for SUPPLIER's own internal purposes. No right is granted to use the Software on more than one Designated EMC System, as applicable, at any one time.

10.2 EMC grants to SUPPLIER a non-exclusive, non-transferable license (without the right to sublicense) to use Host Software provided by EMC under this Exhibit L on the applicable Host CPU during the term of this Exhibit L, solely in conjunction with a Designated EMC System, and only for SUPPLIER's own internal purposes. No right is granted to use the Software on more than one Host CPU, as applicable, at any one time

10.3 SUPPLIER shall not provide, disclose or otherwise make available Software or any information contained therein, in any form, to any person other than SUPPLIER's employees or independent contractors without EMC's prior written consent. SUPPLIER agrees to take appropriate action by instruction, Exhibit L or otherwise with SUPPLIER's employees and by Exhibit L with independent contractors with respect to use, disclosure, protection and security of the Software. This Subsection 10.3 shall survive any termination of this Exhibit L or of the licenses hereunder.

10.4 SUPPLIER may make one copy of the Software for back-up and archival purposes for use only in an emergency.

10.5 No title to, or ownership of, the Software or the information it contains is transferred to SUPPLIER, and any references to "sale" or "purchase" of the EMC Products, with respect to the Software, shall be deemed to mean "license on the terms contained in this Agreement." EMC considers the information contained in the Software owned or created by EMC to be trade secrets of EMC.

10.6 SUPPLIER shall reproduce and include EMC's copyright, trade secret, and other proprietary notices on and in any copies, including, but not limited to, partial, physical or electronic copies of the Software. Neither SUPPLIER nor any of SUPPLIER's employees shall reverse assemble, reverse compile, reverse engineer or otherwise translate the Software in whole or in part.

10.7 Neither SUPPLIER nor any of SUPPLIER's agents or third party contractors shall modify, enhance, supplement, create derivative works from, reverse assemble, reverse engineer, reverse compile or otherwise reduce the Software to human readable form without the prior written consent of EMC. SUPPLIER shall promptly report to EMC any violation of this clause and shall take such further steps as may be reasonably requested by EMC to remedy any such violation and to prevent future violations.

11. WARRANTY

        All EMC Products furnished under this Exhibit L are provided on an "AS IS", "WHERE IS" basis. EMC DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR PARTICULAR PURPOSE. No representation or other affirmation of fact, including but not limited to statements regarding capacity, suitability for use or performance of EMC Products, whether made by EMC employees or otherwise, shall be deemed to be a warranty by EMC for any purpose or give rise to any liability of EMC whatsoever unless contained in this Exhibit L.


12. PATENTS AND COPYRIGHTS

12.1 EMC shall have no liability to SUPPLIER for any action (and all prior related claims) brought against SUPPLIER alleging that SUPPLIER's sale, use or other disposition of any EMC Products infringes a valid United States patent or copyright. In the event of such an action, EMC retains the right to terminate this Exhibit L and re-take possession of the EMC Products.

12.2 THIS SECTION 12 STATES THE ENTIRE LIABILITY OF EMC WITH RESPECT TO ALLEGED INFRINGEMENTS OF PATENTS AND COPYRIGHTS BY THE EMC PRODUCTS OR ANY PART OF THEM OR BY THEIR OPERATION.


13. EXPORT CONTROL

        Regardless of any disclosure made by SUPPLIER to EMC of an ultimate destination of the EMC Products, SUPPLIER will not export, either directly or indirectly, any EMC Products without first obtaining a license, as required, from the U.S. Department of Commerce or any other applicable agency or department of the United States Government.


14. LIMITATIONS OF LIABILITY

        EMC'S LIABILITY FOR DAMAGE TO PROPERTY SHALL BE LIMITED TO [*] DIRECTLY CAUSED BY THE [*] OF EMC. EMC'S LIABILITY TO SUPPLIER SHALL IN NO EVENT EXCEED [*]. SUPPLIER SHALL NOT BRING ANY CLAIM ARISING UNDER THIS AGREEMENT MORE THAN [*] MONTHS AFTER SUCH CLAIM HAS ACCRUED.


15. TERMINATION

15.1 This Exhibit L may be terminated by either party for any reason by giving thirty (30) days prior written notice to the other party.

15.2 No later than [*] days after completion of this Exhibit L, or immediately upon termination of this Exhibit L or the Agreement by SUPPLIER or EMC, SUPPLIER will either make EMC Products available to EMC for return, or return the EMC Products to EMC (F.O.B. destination prepaid), with reasonable expenses reimbursed by EMC, wherever EMC may direct, in the same condition as delivered by EMC except for normal wear and tear.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

15.3 Upon termination of this Exhibit L, SUPPLIER shall destroy all non-original copies of Software and certify such destruction to EMC in writing.

16. MISCELLANEOUS PROVISIONS


16.1 All notices required to be given hereunder shall be in writing and shall be deemed to have been given and sufficient in all respects when (i) delivered by the Postal Service of the United States, by certified or registered mail, return receipt requested, postage prepaid, or (ii) delivered by overnight courier, postage prepaid, to the parties at their respective addresses set forth below or at such other address as the intended SUPPLIER may specify in a notice pursuant to this paragraph.


         If to EMC, to:
         [*]
         EMC Corporation
         42 South Street
         Hopkinton, MA 01748

         If to SUPPLIER, to:
         [*]
         Brocade Communications, Inc.
         1901 Guadalupe Parkway
         San Jose, CA 95131

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   SCHEDULE A

                                PRODUCT SCHEDULE

                                       TO

                   ADVANCED CUSTOMER TESTING ("ACT") EXHIBIT L
                                     BETWEEN

EMC Corporation                         Brocade Communications, Inc.
171 South Street               AND      1901 Guadalupe Parkway
Hopkinton, MA  01748-9103               San Jose, CA 95131
                  ("EMC")                                          ("SUPPLIER")


         ITEM                MODEL             QUANTITY

**To be completed by both parties within 15 days of the signing of this Exhibit L.**

Designated Site:                                      Host CPU:

                                    EXHIBIT X
       FIBRE CHANNEL SWITCH EMC REGULATORY AND PRODUCT SAFETY REQUIREMENTS
                              BROCADE SILKWORM 2800


----------------------------------------------------------------------------------------------------------------------------
COUNTRY / MARK          Markings which apply                                    COMMENTS
----------------------------------------------------------------------------------------------------------------------------
FCC                  EMC                                   Complete.
----------------------------------------------------------------------------------------------------------------------------
CE                   EMC/Safety                            \Declaration of conformity and EMC/Safety reports complete.
                                                           EMC must create CE Declaration of Conformity for EMC specific part number.
----------------------------------------------------------------------------------------------------------------------------
VCCI                 EMC                                   Letter of Conformity to VCCI:  Complete for Brocade part number.
                                                           Must obtain multiple listing for EMC part number.
----------------------------------------------------------------------------------------------------------------------------
UL                   Safety Agency                         Complete for Brocade part number.
                                                           Must obtain multiple listing for EMC part number.
----------------------------------------------------------------------------------------------------------------------------
CSA                  Safety Agency                         Complete for Brocade part number.
                                                           Must obtain multiple listing for EMC part number.
----------------------------------------------------------------------------------------------------------------------------
TUV                  Safety Agency                         Complete for Brocade part number.
                                                           Must obtain multiple listing for EMC part number.
----------------------------------------------------------------------------------------------------------------------------
NEMKO                Safety Agency                         Complete for Brocade part number.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                           Must obtain multiple listing for EMC part number.
----------------------------------------------------------------------------------------------------------------------------
CB REPORT                                                  Separate reports available for the switch and power supply under Brocade part numbers.
                                                           Must obtain new report for EMC part numbers.
----------------------------------------------------------------------------------------------------------------------------
NORTH AMERICA

----------------------------------------------------------------------------------------------------------------------------
United States        UL, FCC                               Complete for Brocade part number.
                                                           Must obtain UL multiple listing for EMC part number.
----------------------------------------------------------------------------------------------------------------------------
Canada               CSA, ICES                             Complete for Brocade part number.
                                                           Must obtain CSA multiple listing for EMC part number.
----------------------------------------------------------------------------------------------------------------------------
WESTERN EUROPE
----------------------------------------------------------------------------------------------------------------------------
United
Kingdom/Ireland      CE                                    Complete
----------------------------------------------------------------------------------------------------------------------------
Benelux              CE                                    Complete
----------------------------------------------------------------------------------------------------------------------------
France               CE                                    Complete
----------------------------------------------------------------------------------------------------------------------------
Germany              TUV-GS,CE                             Complete
                                                           Must obtain TUV multiple listing for EMC part number
----------------------------------------------------------------------------------------------------------------------------
Austria              CE                                    Complete
----------------------------------------------------------------------------------------------------------------------------
Spain/ Portugal/
 Italy               CE                                    Complete
----------------------------------------------------------------------------------------------------------------------------
SCANDINAVIAN COUNTRIES
----------------------------------------------------------------------------------------------------------------------------
Switzerland/Austria  CE                                    Complete
----------------------------------------------------------------------------------------------------------------------------
Sweden               NEMKO, Safety Agency                  Complete
                                                           Must obtain NEMKO multiple listing for EMC part number
----------------------------------------------------------------------------------------------------------------------------
Norway               NEMKO/Nemko CB report                 Complete
                                                           MUST OBTAIN NEMKO MULTIPLE LISTING FOR EMC PART NUMBER
----------------------------------------------------------------------------------------------------------------------------
Finland              NEMKO, Safety Agency                  Complete
                                                           Must obtain NEMKO multiple listing for EMC part number
----------------------------------------------------------------------------------------------------------------------------
Denmark              NEMKO, Safety Agency                  Complete
                                                           Must obtain NEMKO multiple listing for EMC part number
----------------------------------------------------------------------------------------------------------------------------
EASTERN EUROPE
----------------------------------------------------------------------------------------------------------------------------
Russia               GOST, Safety Agency requires EMC      EMC and Safety reports available for submittal to GOST (not yet done by a GOST approved lab)
----------------------------------------------------------------------------------------------------------------------------
ASIA PACIFIC
----------------------------------------------------------------------------------------------------------------------------
Japan                VCCI                                  Complete for Brocade part number.
                                                           Must obtain multiple listing for EMC part number
----------------------------------------------------------------------------------------------------------------------------
Australia            C-Tick, EMC                           Brocade has no legal entity in Australia. Needs to be
                                                           submitted for certification by OEM. Brocade will provide all the necessary data.
----------------------------------------------------------------------------------------------------------------------------
New Zealand          C-Tick, EMC                           Brocade has no legal entity in New Zealand. Needs to be
                                                           submitted for certification by OEM. Brocade will provide all the necessary data. CLARiiON has reports
----------------------------------------------------------------------------------------------------------------------------
SOUTH EAST ASIA
----------------------------------------------------------------------------------------------------------------------------
Taiwan               BSMI, EMC                             Must create report with EMC part number and submit to BSMI.
                                                           Brocade will provide all the necessary data.
----------------------------------------------------------------------------------------------------------------------------
Korea                RRL, EMC                              Needs to be submitted for certification by OEM.
                                                           Brocade will provide all the necessary data
----------------------------------------------------------------------------------------------------------------------------
Singapore            PSB, Safety Agency                    Approval not mandatory.
                                                           Reports available if OEM wants to obtain certification
----------------------------------------------------------------------------------------------------------------------------
Indonesia            No Known Requirements                 No certification effort planned by Brocade currently
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
INDIAN CONTINENT
----------------------------------------------------------------------------------------------------------------------------
India                No Known Requirements                 No certification effort planned by Brocade currently
----------------------------------------------------------------------------------------------------------------------------
Malaysia             No Known Requirements                 No certification effort planned by Brocade currently
----------------------------------------------------------------------------------------------------------------------------
Thailand             No Known Requirements                 No certification effort planned by Brocade currently
----------------------------------------------------------------------------------------------------------------------------
AFRICA
----------------------------------------------------------------------------------------------------------------------------
South Africa         SABS                                  Declaration of conformity available Product Marking not
                                                           required. Currently, Brocade does not plan to have SABS
                                                           marking on Standard Brocade label.